SCUDDER
INVESTMENTS(SM)
[LOGO]


---------------------
EQUITY/VALUE
---------------------

Scudder Value Fund*

Fund #075





Prospectus
February 1, 2000

* Scudder Value Fund is
  properly known as Value Fund.


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder Value Fund

            How the fund works

              2   Investment Approach

              3   Main Risks to Investors

              4   The Fund's Track Record

              5   How Much Investors Pay

              6   Other Policies and Risks

              7   Who Manages and Oversees the Fund

              9   Financial Highlights

            How to invest in the fund

             11   How to Buy Shares

             12   How to Exchange or Sell Shares

             13   Policies You Should Know About

             18   Understanding Distributions and Taxes

How the fund works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.



You can access all Scudder fund prospectuses online at: www.scudder.com

--------------------------------------------------------------------------------
ticker symbol | SCVAX               fund number | 075


Scudder Value Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital through investment in undervalued equity securities. The fund normally invests at least 80% of net assets in equity securities, primarily common stocks of larger, established U.S. companies (companies with a market value of $1 billion or more). As of December 31, 1999, companies in which the fund invests have a median market capitalization of approximately $29.3 billion.

The portfolio managers begin by ranking the stocks in the Russell 1000 Index, using a proprietary computer model that compares a company's stock price to its earnings, book value, cash flow and other quantitative measures. The managers then analyze those companies that the model indicates are most undervalued, seeking to identify those whose stock prices appear likely to rebound due to a particular factor such as a merger, reorganization or business trend. The managers also consider the impact on the fund of each stock's potential risk factors and expected volatility.

The managers identify the 60 to 90 most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Based on these outlooks, the managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors, industries and companies represented.

The fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

--------------------------------------------------------------------------------
[ICON] For investors with long-term goals who are looking for an investment that has potentially lower risks than other large-cap funds, this fund may be a logical choice.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how returns for the fund's Scudder Shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Scudder Shares and two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund's Scudder Shares and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

---------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
---------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'93           11.60
'94            1.65
'95           30.17
'96           22.99
'97           35.35
'98           11.90
'99            3.96


Best Quarter: 17.07%, Q4 1998    Worst Quarter: -15.34%, Q3 1998

---------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
---------------------------------------------------------------

                     1 Year    5 Years      Since Inception*
---------------------------------------------------------------
Fund                   3.96     20.31        16.19
Index 1                7.35     23.07        18.44
Index 2               21.04     28.56        21.53


Index 1: The Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have less-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Total returns for 1993 through 1997 would have been lower if operating expenses hadn't been reduced.

*  Since 12/31/1992.

How Much Investors Pay

Shares of this fund have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. This table shows fees for the fund's Scudder Shares.


---------------------------------------------------------------

Fee Table
---------------------------------------------------------------


Shareholder Fees (paid directly from your investment)   None
---------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
---------------------------------------------------------------
Management Fee                                          0.70%
Distribution (12b-1) Fee                                None
Other Expenses*                                         0.69%
                                                        -------
Total Annual Operating Expenses                         1.39%

* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

---------------------------------------------------------------
Expense Example
---------------------------------------------------------------

Based on the costs above, this example is designed to help you compare the expenses of the fund's Scudder Shares to those of other funds. The example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

1 Year           3 Years        5 Years         10 Years
---------------------------------------------------------------
$142             $440           $761            $1,669

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its objective.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the fund, takes a team approach to asset management.
--------------------------------------------------------------------------------
Who Manages and Oversees the Fund

The investment adviser

The fund's investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The fund is managed by a team of investment professionals, who individually represent different areas of expertise and who together develop investment strategies and make buy and sell decisions. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment adviser, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.70% of average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.

Lois R. Roman                   Jonathan Lee
Lead Portfolio Manager           o   Began investment career
 o   Began investment career         in 1990
     in 1988                     o   Joined the adviser in 1999
 o   Joined the adviser in 1994  o   Joined the fund team
 o   Joined the fund team            in 1999
     in 1999

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that the fund is managed in the best interests of its shareholders. The following people comprise the fund's Board.


 Trustees                                    Honorary Trustees

 Sheryle J. Bolton                           Paul Bancroft III
  o   Chief Executive Officer,                o   Venture capitalist and
      Scientific Learning Corporation             consultant

 William T. Burgin                           Thomas J. Devine
  o   General Partner, Bessemer               o   Consultant
      Venture Partners
                                             Wilson Nolen
 Keith R. Fox                                 o   Consultant
  o   Private equity investor
                                             Robert G. Stone, Jr.
 William H. Luers                             o   Chairman Emeritus
  o   Chairman and President,                     and Director, Kirby
      U.N. Association of America                 Corporation

 Kathryn L. Quirk
  o   Managing Director,
      Scudder Kemper Investments, Inc.
  o   Vice President and
      Assistant Secretary of the fund

 Joan E. Spero
  o   President, Doris Duke
      Charitable Foundation

Financial Highlights

This table is designed to help you understand the financial performance of the fund's Scudder Shares in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

Scudder Value Fund (a)

-------------------------------------------------------------------------------------
Years Ended September 30,             1999(b)   1998(b)  1997(b)   1996     1995
-------------------------------------------------------------------------------------
Net asset value, beginning of period  $21.20    $23.53   $17.52    $15.87   $13.08
                                      -----------------------------------------------
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
Net investment income                    .15       .28      .34       .21      .18
-------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   2.62      (.72)    7.22      2.40     2.86
                                      -----------------------------------------------
-------------------------------------------------------------------------------------
Total from investment operations        2.77      (.44)    7.56      2.61     3.04
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
Net investment income                   (.19)     (.24)    (.07)     (.04)    (.12)
-------------------------------------------------------------------------------------
Net realized gains on investment
transactions                            (.90)    (1.65)   (1.48)     (.92)    (.13)
                                      -----------------------------------------------
-------------------------------------------------------------------------------------
Total distributions                    (1.09)    (1.89)   (1.55)     (.96)    (.25)
-------------------------------------------------------------------------------------
Net asset value, end of period        $22.88    $21.20   $23.53    $17.52   $15.87
                                      -----------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                       13.02     (2.08)   45.80(c)  17.18(c) 23.62(c)
-------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             407       468      298        89       68
-------------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)            1.39      1.23     1.24      1.25     1.25
-------------------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily
net assets (%)                          1.39      1.23     1.28      1.31     1.44
-------------------------------------------------------------------------------------
Ratio of net investment income to
average daily net assets (%)             .61      1.19     1.67      1.34     1.57
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)               91        47       47        91       98
-------------------------------------------------------------------------------------


(a) On April 16, 1998, existing shares of the fund were designated as Scudder Shares and are generally not available to new investors.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

How to invest in the fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

How to Buy Shares

Use these instructions to invest directly with Scudder. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------------
                     First investment                 Additional investments
--------------------------------------------------------------------------------------
                     $2,500 or more for regular       $100 or more for regular
                     accounts                         accounts

                     $1,000 or more for IRAs          $50 or more for IRAs

                                                      $50 or more with an Automatic
                                                      Investment Plan
--------------------------------------------------------------------------------------
By mail or express   o  Fill out and sign an          o  Send a check and a Scudder
(see below)             application                      investment slip to us at the
                                                         appropriate address below
                     o  Send it to us at the
                        appropriate address, along    o  If you don't have an
                        with an investment check         investment slip, simply include
                                                         a letter with your name,
                                                         account number, the full name
                                                         of the fund and the share
                                                         class, and your investment
                                                         instructions
--------------------------------------------------------------------------------------
By wire              o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                        instructions                     instructions
--------------------------------------------------------------------------------------
By phone             --                               o  Call 1-800-SCUDDER for
                                                         instructions
--------------------------------------------------------------------------------------
With an automatic    --                               o  To set up regular investments
investment plan                                          from a bank checking account,
                                                         call 1-800-SCUDDER
--------------------------------------------------------------------------------------
Using                --                               o  Call 1-800-SCUDDER
QuickBuy
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ICON]   Regular mail:
         The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

         Express, registered or certified mail:
         The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

         Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in an account opened directly with Scudder.

-----------------------------------------------------------------------------------------
                   Exchanging into another fund        Selling shares
-----------------------------------------------------------------------------------------
                   $2,500 or more to open a new        Some transactions, including
                   account ($1,000 for IRAs)           most for over $100,000, can
                                                       only be ordered in writing; if
                   $100 or more for exchanges          you're in doubt, see page 15
                   between existing accounts
-----------------------------------------------------------------------------------------
By phone or wire   o  Call 1-800-SCUDDER for           o  Call 1-800-SCUDDER for
                      instructions                        instructions
-----------------------------------------------------------------------------------------
Using SAIL(TM)     o  Call 1-800- 343-2890 and         o  Call 1-800-343-2890 and
                      follow the instructions             follow the instructions
-----------------------------------------------------------------------------------------
By mail,           Write a letter that includes:       Write a letter that includes:
express or fax
(see previous      o  the fund, class and account      o  the fund, class and account
page)                 number you're exchanging            number from which you want to
                      out of                              sell shares

                   o  the dollar amount or number      o  the dollar amount or number
                      of shares you want to exchange      of shares you want to sell

                   o  the name and class of the        o  your name(s), signature(s)
                      fund you want to exchange into      and address, as they appear on
                                                          your account
                   o  your name(s), signature(s)
                      and address, as they appear on   o  a daytime telephone number
                      your account

                   o  a daytime telephone number
--------------------------------------------------------------------------------------
With an automatic  --                                  o  To set up regular cash
withdrawal plan                                           payments from a Scudder
                                                          account, call 1-800-SCUDDER
--------------------------------------------------------------------------------------
Using QuickSell    --                                  o  Call 1-800-SCUDDER
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Scudder Shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for its Scudder Shares every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.
--------------------------------------------------------------------------------

SAIL(TM), the Scudder Automated Information Line, is available 24 hours a day by calling 1-800-343-2890. You can use SAIL to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and to sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $100 or more.

Exchanges among Scudder funds are an option for shareholders who bought their fund shares directly from Scudder and many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

How the fund calculates share price

The share price for the fund's Scudder Shares is the net asset value per share, or NAV. To calculate NAV, each share class of the fund uses the following equation:


  TOTAL ASSETS - TOTAL LIABILITIES
 ------------------------------------  =  NAV
  TOTAL NUMBER OF SHARES OUTSTANDING



We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $10 a year if your account balance falls below $2,500, and close your account and send you the proceeds if your balance falls below $1,000; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the fund won't make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchases and sales of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


Generally taxed at ordinary income rates
---------------------------------------------------------------
o  short-term capital gains from selling fund shares

o  taxable income dividends you receive from the fund

o short-term capital gains distributions you receive from the fund

Generally taxed at capital gains rates
---------------------------------------------------------------
o  long-term capital gains from selling fund shares

o long-term capital gains distributions you receive from the fund


The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effect of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call 1-800-SCUDDER.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.


                      Scudder Funds                   SEC
                      PO Box 2291                     450 Fifth Street, N.W.
                      Boston, MA 02107-2291           Washington, DC 20549-6009
                      1-800-SCUDDER                   1-800-SEC-0330

                      www.scudder.com                 www.sec.gov


                      SEC File Number      811-1444

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                      WORLD (SM)

February 1, 2000

Prospectus

                                               KEMPER EQUITY FUNDS / VALUE STYLE

                                                          Kemper Contrarian Fund

                                           Kemper-Dreman Financial Services Fund

                                           Kemper-Dreman High Return Equity Fund

                                                     Kemper Small Cap Value Fund

                                              Kemper U.S. Growth And Income Fund

                                                                      Value Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                   [KEMPER LOGO]

HOW THE                                               INVESTING IN
FUNDS WORK                                            THE FUNDS

  2 Kemper Contrarian Fund  26 Kemper U.S. Growth     59 Choosing A Share
                               And Income Fund           Class
  8 Kemper-Dreman
    Financial Services Fund 32 Kemper Value Fund      64 How To Buy Shares

 14 Kemper-Dreman High      38 Other Policies And     65 How To Exchange Or
    Return Equity Fund         Risks                     Sell Shares

 20 Kemper Small Cap        40 Financial Highlights   66 Policies You Should
    Value Fund                                           Know About

                                                      72 Understanding
                                                         Distributions And Taxes

How The Funds Work

These funds invest in common stocks, as a way of seeking growth of your investment.

The funds invest mainly in companies whose stock prices appear low in light of other measures of worth, such as earnings, book value or cash flow. Each fund pursues its own goal.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS     CLASS:    A)KDCAX    B)KDCBX   C)KDCCX










Kemper
Contrarian Fund


FUND GOAL The fund seeks long-term capital appreciation, with current income as a secondary objective.

                           2 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with a market value of $1 billion or more) that the portfolio managers believe are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $13.89 billion.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.


-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                           3 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this fund.

--------------------------------------------------------------------------------

                           4 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-6.08   26.53    11.32   9.07   -0.03    44.57   14.42    28.73   19.17   -10.73





--------------------------------------------------------------------------------
1990    1991     1992    1993    1994    1995    1996     1997    1998     1999
--------------------------------------------------------------------------------

Best quarter: 18.90%, Q1 1991         Worst quarter: -20.59%, Q3 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                             Since       Since
                 Since       9/11/95     Since        Since       3/18/88
                 12/31/98    Life of     12/31/94     12/31/89    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
--------------------------------------------------------------------------------
Class A          -15.86%     --          16.39%       11.91%      12.23%
--------------------------------------------------------------------------------
Class B          -13.92      12.89%      --           --          --
--------------------------------------------------------------------------------
Class C          -11.56      13.12       --           --          --
--------------------------------------------------------------------------------
Index             21.04      26.39*      28.56        18.21       19.03**
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1990 through 1996 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95

**  Since 3/31/88

                           5 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.70     0.83      0.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.44     2.32      2.39
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $713      $1,004       $1,317      $2,200
--------------------------------------------------------------------------------
Class B shares                   635       1,024        1,440       2,233
--------------------------------------------------------------------------------
Class C shares                   342         745        1,275       2,726
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $713      $1,004       $1,317      $2,200
--------------------------------------------------------------------------------
Class B shares                   235         724        1,240       2,233
--------------------------------------------------------------------------------
Class C shares                   242         745        1,275       2,726
--------------------------------------------------------------------------------

                           6 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.73% of average daily net assets.

-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

The following people handle the fund's day-to-day management:

Thomas F. Sassi             Frederick L. Gaskin
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1986
  in 1971                   o Joined the advisor in
o Joined the advisor in       1996
  1996                      o Joined the fund team
o Joined the fund team        in 1997
  in 1997

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                           7 | Kemper Contrarian Fund

TICKER SYMBOLS     CLASS:    A)KDFAX    B)KDFBX   C)KDFCX










Kemper-Dreman
Financial Services Fund


FUND GOAL The fund seeks to provide long-term capital appreciation.

                    8 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 65% of total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments.

                    9 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform, in this case, financial services stocks. When prices of financial services stocks fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates in a single sector increases this risk, because factors affecting that sector could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

--------------------------------------------------------------------------------

                   10 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                              -4.52





--------------------------------------------------------------------------------
                                                               1999
--------------------------------------------------------------------------------

Best quarter: 4.74%, Q2 1999          Worst quarter: -13.34%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                          Since 12/31/98   Since 3/9/98
                                          1 Year           Life of Classes
--------------------------------------------------------------------------------
Class A                                    -9.99%           -4.23%
--------------------------------------------------------------------------------
Class B                                    -8.38            -3.60
--------------------------------------------------------------------------------
Class C                                    -5.34            -1.80
--------------------------------------------------------------------------------
Index                                       3.97             1.77*
--------------------------------------------------------------------------------
Index: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 3/31/98

                   11 | Kemper-Dreman Financial Services Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.75%    0.75%     0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.73     0.76      0.69
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.48     2.26      2.19
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $717      $1,016       $1,336      $2,242
--------------------------------------------------------------------------------
Class B shares                   629       1,006        1,410       2,219
--------------------------------------------------------------------------------
Class C shares                   322         685        1,175       2,524
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $717      $1,016       $1,336      $2,242
--------------------------------------------------------------------------------
Class B shares                   229         706        1,210       2,219
--------------------------------------------------------------------------------
Class C shares                   222         685        1,175       2,524
--------------------------------------------------------------------------------

                   12 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.73% of average daily net assets.

The fund's subadviser is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $7 billion in assets. The portfolio manager for this fund is David N. Dreman, founder and chairman of Dreman Value Management. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the fund since inception.

                   13 | Kemper-Dreman Financial Services Fund

TICKER SYMBOLS     CLASS:    A)KDHAX    B)KDHBX   C)KDHCX










Kemper-Dreman
High Return Equity Fund


FUND GOAL The fund seeks to achieve a high rate of total return.

                   14 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 65% of total assets in equity securities (mainly common stocks). The fund focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $5.13 billion and an average market capitalization of $17 billion.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The manager may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors and industries represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

-[ICON]-------------------------------------------------------------------------

The manager may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the fund exposure to future stock market movements without direct ownership of stocks. While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities.

                   15 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Thisfund may serve investors with long-term goals who are interested in a large-cap value fund that may focus on certain sectors of the economy.

--------------------------------------------------------------------------------

                   16 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-8.63   47.57   19.80   9.22   -0.99   46.86   28.79    31.92     11.96   -13.23





--------------------------------------------------------------------------------
1990    1991     1992    1993    1994    1995    1996     1997    1998     1999
--------------------------------------------------------------------------------

Best quarter: 33.22%, Q1 1991         Worst quarter: -22.84%, Q3 1990

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                             Since       Since
                 Since       9/11/95     Since        Since       3/18/88
                 12/31/98    Life of     12/31/94     12/31/89    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
--------------------------------------------------------------------------------
Class A          -18.22%     --          17.97%       14.84%      15.28%
--------------------------------------------------------------------------------
Class B          -16.31      14.31%      --           --          --
--------------------------------------------------------------------------------
Class C          -13.91      14.66       --           --          --
--------------------------------------------------------------------------------
Index             21.04      26.39*      28.56        18.21       19.03**
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1990 through 1995 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95

**  Since 3/31/88

                   17 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.69%    0.69%     0.69%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.53     0.61      0.57
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.22     2.05      2.01
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $692        $940       $1,207      $1,967
--------------------------------------------------------------------------------
Class B shares                   608         943        1,303       1,970
--------------------------------------------------------------------------------
Class C shares                   304         631        1,083       2,338
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $692        $940       $1,207      $1,967
--------------------------------------------------------------------------------
Class B shares                   208         643        1,103       1,970
--------------------------------------------------------------------------------
Class C shares                   204         631        1,083       2,338
--------------------------------------------------------------------------------

                   18 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.69% of average daily net assets.

The fund's subadviser is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $7 billion in assets. The portfolio manager for this fund is David N. Dreman, founder and chairman of Dreman Value Management. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the fund since inception.

                   19 | Kemper-Dreman High Return Equity Fund

TICKER SYMBOLS     CLASS:    A)KDSAX    B)KDSBX   C)KDSCX










Kemper
Small Cap Value Fund


FUND GOAL The fund seeks long-term capital appreciation.

                        20 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ($1.4 billion or less as of 12/31/99).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the fund's portfolio from among the qualifying stocks, using portfolio optimization software that weighs information about the potential return and risks of each stock.

The managers diversify the fund's investments among many companies (typically over 150), and expect to keep the fund's sector weightings similar to those of the overall small-cap market.

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                        21 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for value-oriented investors who are interested in small-cap market exposure with potentially lower risk than a growth-oriented small-cap fund.

--------------------------------------------------------------------------------

                        22 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.54         0.15        43.29        29.60       20.02      -12.82     0.65





--------------------------------------------------------------------------------
1993         1994        1995         1996        1997        1998      1999
--------------------------------------------------------------------------------

Best quarter: 16.41%, Q2 1995         Worst quarter: -24.07%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                         Since                    Since
                             Since       9/11/95      Since       5/22/92
                             12/31/98    Life of      12/31/94    Life of
                             1 Year      Class B/C    5 Years     Class A
--------------------------------------------------------------------------------
Class A                      -5.15%     --           13.02%      11.37%
--------------------------------------------------------------------------------
Class B                      -3.11      5.61%        --          --
--------------------------------------------------------------------------------
Class C                       0.06      6.11         --          --
--------------------------------------------------------------------------------
Index                        -1.49      10.30*       13.14       13.26**
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1993 through 1996 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95

**  Since 5/31/92

                        23 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.81     0.91      0.79
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.55     2.40      2.28
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $724      $1,036       $1,371      $2,314
--------------------------------------------------------------------------------
Class B shares                   643       1,048        1,480       2,332
--------------------------------------------------------------------------------
Class C shares                   331         712        1,220       2,615
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $724      $1,036       $1,371      $2,314
--------------------------------------------------------------------------------
Class B shares                   243         748        1,280       2,332
--------------------------------------------------------------------------------
Class C shares                   231         712        1,220       2,615
--------------------------------------------------------------------------------

                        24 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.

-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

James M. Eysenbach          Calvin S. Young
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1988
  in 1984                   o Joined the advisor in
o Joined the advisor in       1990
  1986                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                        25 | Kemper Small Cap Value Fund

TICKER SYMBOLS     CLASS:    A)KUGAX    B)KUGBX   C)KUGCX










Kemper
U.S. Growth And
Income Fund


FUND GOAL The fund seeks to provide long-term growth of capital, current income and growth of income.

                     26 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 80% of total assets in equities (mainly common stocks) of U.S. companies. The fund invests primarily in companies that are similar in size to the companies in the S&P 500 Index.

The portfolio managers normally begin by screening for stocks that pay above-average dividends, that the managers believe offer the prospect of increasing dividends in the future and that appear undervalued. The managers then analyze individual companies to identify those that are financially sound and appear to be well managed, competitive and positioned for long-term growth. The fund may invest in dividend-paying and non-dividend paying stocks.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The fund normally will, but is not obligated to, sell a stock when its yield is low compared to the S&P 500 or the stock's own historical level, if it appears unlikely to pay a dividend when the managers believe its price is unlikely to go much higher or when other investments offer better opportunities.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                     27 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

For investors with long-term goals who are looking for an investment that has potentially lower risks than growth style large-cap funds, this fund may be a logical choice.

--------------------------------------------------------------------------------

                     28 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                 7.43





--------------------------------------------------------------------------------
                                                               1999
--------------------------------------------------------------------------------

Best quarter: 11.03%, Q2 1999         Worst quarter: -11.19%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                             Since 12/31/98  Since 1/30/98
                                             1 Year          Life of Classes
--------------------------------------------------------------------------------
Class A                                      1.21%           4.47%
--------------------------------------------------------------------------------
Class B                                      3.73            5.54%
--------------------------------------------------------------------------------
Class C                                      6.66            6.94
--------------------------------------------------------------------------------
Index                                       21.04           25.19*
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 1/31/98.

                     29 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.60%    0.60%     0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  1.50     1.62      1.43
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   2.10     2.97      2.78
-------------------------------------------------------------------------------
Expense Reimbursement                             0.74     0.96      0.79
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.36     2.01      1.99
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.36%, 2.01% and 1.99% through 1/31/2001 for Class A, B and C shares, respectively.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $706      $1,215       $1,749      $3,205
--------------------------------------------------------------------------------
Class B shares                   604       1,214        1,848       3,215
--------------------------------------------------------------------------------
Class C shares                   302         870        1,562       3,406

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $706      $1,215       $1,749      $3,205
--------------------------------------------------------------------------------
Class B shares                   204         914        1,648       3,215
--------------------------------------------------------------------------------
Class C shares                   202         870        1,562       3,406
--------------------------------------------------------------------------------

                     30 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the fund did not pay a management fee due to an expense waiver by Scudder Kemper.
-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

Kathleen T. Millard         Greg Adams
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1987
  in 1984                   o Joined the advisor in
o Joined the advisor in       1999
  1991                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                     31 | Kemper U.S. Growth And Income Fund

TICKER SYMBOLS     CLASS:    A)KVLAX    B)KVLBX   C)KVLCX










Kemper
Value Fund*


FUND GOAL The fund seeks long-term growth of capital through investment in undervalued equity securities.





*    Kemper Value Fund is properly known as Value Fund.

                             32 | Kemper Value Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund seeks long-term growth of capital through investment in undervalued equity securities. The fund normally invests at least 80% of net assets in equity securities, primarily common stocks of larger, established U.S. companies (companies with a market value of $1 billion or more). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $29.3 billion.

The portfolio managers begin by ranking the stocks in the Russell 1000 Index, using a proprietary computer model that compares a company's stock price to its earnings, book value, cash flow and other quantitative measures. The managers then analyze those companies that the model indicates are most undervalued, seeking to identify those whose stock prices appear likely to rebound due to a particular factor such as a merger, reorganization or business trend. The managers also consider the impact on the fund of each stock's potential risk factors and expected volatility.

The managers identify the 60 to 90 most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Based on these outlooks, the managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors, industries and companies represented.

The fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities such as convertible securities and preferred stocks. Also while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

                             33 | Kemper Value Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

For investors with long-term goals who are looking for an investment that has potentially lower risks than other large-cap funds, this fund may be a logical choice.

--------------------------------------------------------------------------------

                             34 | Kemper Value Fund

Performance

The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                 4.07





--------------------------------------------------------------------------------
                                                                 1999
--------------------------------------------------------------------------------
Best quarter: 9.24%, Q2 1999          Worst quarter: -10.34%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                                             Since 12/31/98  Since 4/16/98
                                             1 Year          Life of Classes
--------------------------------------------------------------------------------
Class A                                      -1.93%             2.52%
--------------------------------------------------------------------------------
Class B                                       0.13             -1.60
--------------------------------------------------------------------------------
Class C                                       3.15              0.13
--------------------------------------------------------------------------------
Index 1                                       7.35              6.12*
--------------------------------------------------------------------------------
Index 2                                      21.04             19.80*
--------------------------------------------------------------------------------
Index 1: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have less than average growth orientation.
--------------------------------------------------------------------------------
Index 2: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 4/30/98.

                             35 | Kemper Value Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.70%    0.70%     0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.88     0.90      0.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.58     2.35      2.35
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $710      $1,030       $1,371      $2,333
--------------------------------------------------------------------------------
Class B shares                   632       1,028        1,451       2,315
--------------------------------------------------------------------------------
Class C shares                   329         725        1,248       2,681
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $710      $1,030       $1,371      $2,333
--------------------------------------------------------------------------------
Class B shares                   232         728        1,251       2,315
--------------------------------------------------------------------------------
Class C shares                   229         725        1,248       2,681
--------------------------------------------------------------------------------

                             36 | Kemper Value Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.70% of average daily net assets.

-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

Lois R. Roman               Jonathan Lee
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1990
  in 1988                   o Joined the advisor in
o Joined the advisor in       1999
  1994                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                             37 | Kemper Value Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's
  Board could change that fund's investment goal without seeking shareholder approval.


o As a temporary defensive measure, Kemper-Dreman Financial
  Services Fund, Kemper U.S. Growth And Income Fund and
  Kemper Value Fund could shift up to 100% of assets, and Kemper Contrarian Fund, Kemper-Dreman High Return Equity
  Fund and Kemper Small Cap Value Fund could shift up to
  50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o These funds' equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

Euro conversion

Funds which invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested.

This information has been audited by Ernst & Young LLP (except Kemper Value Fund, which has been audited by PricewaterhouseCoopers LLP) whose reports, along with each fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the back cover).


Kemper Contrarian Fund

Class A


------------------------------------------------------------------------------
Years ended November 30,           1999     1998   1997(d)  1996(e)  1995(e)
------------------------------------------------------------------------------
Net asset value, beginning
of period                        $22.90    $21.13  $16.93   $16.20   $12.18
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)      .34(a)    .28     .23      .23      .26
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (1.40)     3.48    4.25     2.07     5.05
------------------------------------------------------------------------------
  Total from investment
  operations                      (1.06)     3.76    4.48     2.30     5.31
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income            (.31)     (.27)   (.20)    (.22)    (.24)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.78)    (1.72)   (.08)   (1.35)   (1.05)
------------------------------------------------------------------------------
  Total distributions             (2.09)    (1.99)   (.28)   (1.57)   (1.29)
------------------------------------------------------------------------------
Net asset value, end of period   $19.75    $22.90  $21.13   $16.93   $16.20
------------------------------------------------------------------------------
Total return (%)(c)               (5.06)    19.51   26.58**  14.42(b) 44.57
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($
millions)                           173       152     101       47       19
------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)             1.41      1.37   1.35*     1.25     1.66
------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)             1.40      1.37   1.35*     1.23     1.25
------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         1.53      1.36   1.47*     1.56     1.85
------------------------------------------------------------------------------
Portfolio turnover rate (%)          88        64     77*       95       30
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


--------------------------------------------------------------------------------
Years ended November 30,          1999     1998    1997(d)   1996(e)   1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                       $22.82    $21.08  $16.92    $16.20    $15.26
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss)     .14(a)    .08     .08       .11       .07
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (1.38)     3.46    4.22      2.07      1.85
--------------------------------------------------------------------------------
  Total from investment
  operations                     (1.24)     3.54    4.30      2.18      1.92
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income           (.12)     (.08)   (.06)     (.11)     (.07)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (1.78)    (1.72)   (.08)    (1.35)     (.91)
--------------------------------------------------------------------------------
  Total distributions            (1.90)    (1.80)   (.14)    (1.46)     (.98)
--------------------------------------------------------------------------------
Net asset value, end of period  $19.68    $22.82  $21.08    $16.92    $16.20
--------------------------------------------------------------------------------
Total return (%) (c)             (5.90)    18.32   25.44**   13.61(b)  12.83(b)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       109       100      71        29         6
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)            2.29      2.31   2.26*      2.34     2.36*
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)            2.29      2.31   2.26*      2.11     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         .64       .42    .56*       .68      .88*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         88        64     77*        95       30*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31, 1996.

(f) For the period from September 11, 1995 (commencement of operations) to December 31, 1995.

*   Annualized

**  Not Annualized

Class C


--------------------------------------------------------------------------------
Years ended November 30,        1999    1998    1997(d)   1996(e)    1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                     $22.82   $21.06  $16.90    $16.20    $15.26
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss)                         .12(a)   .05     .06       .11       .08
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (1.39)    3.47    4.20      2.05      1.85
--------------------------------------------------------------------------------
  Total from investment
  operations                   (1.27)    3.52    4.26      2.16      1.93
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income         (.09)    (.04)   (.02)     (.11)     (.08)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      (1.78)   (1.72)   (.08)    (1.35)     (.91)
--------------------------------------------------------------------------------
  Total distributions          (1.87)   (1.76)   (.10)    (1.46)     (.99)
--------------------------------------------------------------------------------
Net asset value, end of
period                        $19.68   $22.82  $21.06    $16.90    $16.20
--------------------------------------------------------------------------------
Total return (%) (c)           (6.01)   18.25   25.26**   13.51 (b) 12.85 (b)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      18       12       6         2        .2
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)          2.36     2.40    2.47*     2.80     2.31*
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)          2.35     2.40    2.47*     2.12     1.95*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                .58      .33     .35*      .67      .93*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       88       64      77*       95       30*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31, 1996.

(f) For the period from September 11, 1995 (commencement of operations) to December 31, 1995.

*   Annualized

**  Not Annualized

Kemper-Dreman Financial Services Fund


Class A


------------------------------------------------------------------------------
Years ended November 30,                                   1999     1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.65        $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                         .13          .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                               .06          .12
------------------------------------------------------------------------------
  Total from investment operations                         .19          .15
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                   (.08)          --
------------------------------------------------------------------------------
  Net realized gains on investment transactions           (.02)          --
------------------------------------------------------------------------------
  Total distributions                                     (.10)          --
------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.65
------------------------------------------------------------------------------
Total return (%) (b)(c)                                   1.95         1.58**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 82,203      108,206
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)          1.44         1.55*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)           1.31         1.36*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 1.27          .55*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 14            5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,                                     1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.59     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                            .04      (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .05       .10
------------------------------------------------------------------------------
  Total from investment operations                            .09       .09
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.01)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.02)       --
------------------------------------------------------------------------------
  Total distributions                                        (.03)       --
------------------------------------------------------------------------------
Net asset value, end of period                              $9.65     $9.59
------------------------------------------------------------------------------
Total return (%) (b)(c)                                      1.08       .95**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    89,859    99,631
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)             2.22      2.29*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)              2.20      2.14*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .38      (.23)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    14          5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Class C


------------------------------------------------------------------------------
Years ended                                                  1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.61     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                            .04      (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .07       .12
------------------------------------------------------------------------------
  Total from investment operations                            .11       .11
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.01)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.02)       --
------------------------------------------------------------------------------
  Total distributions                                        (.03)       --
------------------------------------------------------------------------------
Net asset value, end of period                              $9.69     $9.61
------------------------------------------------------------------------------
Total return (%) (b)(c)                                      1.09      1.16**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    15,590    16,324
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)             2.16      2.26*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)              2.14      2.11*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .44      (.20)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    14         5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Kemper-Dreman High Return Equity Fund


Class A


------------------------------------------------------------------------------
Years ended
November 30,            1999     1998    1997(d)  1996(e)  1995(e)   1994(e)
------------------------------------------------------------------------------
Net asset value,
beginning of period   $35.69    $33.52  $26.52    $21.49   $15.11   $15.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)         0.71(a)   0.73    0.54      0.39     0.26     0.25
------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss) on
  investment
  transactions         (3.69)     3.80    6.89      5.75     6.76    (0.39)
------------------------------------------------------------------------------
  Total from
  investment
  operations           (2.98)     4.53    7.43      6.14     7.02    (0.14)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment
  income               (0.70)    (0.86)  (0.37)    (0.38)   (0.24)   (0.25)
------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions         (1.56)    (1.50)  (0.06)    (0.73)   (0.40)      --
------------------------------------------------------------------------------
  Total distributions  (2.26)    (2.36)  (0.43)    (1.11)   (0.64)   (0.25)
------------------------------------------------------------------------------
Net asset value, end
of period             $30.45    $35.69  $33.52    $26.52   $21.49   $15.11
------------------------------------------------------------------------------
Total return (%) (c)   (8.88)    14.25   28.15**   28.79   46.86 (b)  (.99)(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of
period ($ millions)    2,043     2,420   1,383       386       76       35
------------------------------------------------------------------------------
Ratio of expenses,
before expense
reductions (%)          1.20      1.19    1.22*     1.21     1.57     1.39
------------------------------------------------------------------------------
Ratio of expenses,
after expense
reductions (%)          1.20      1.19    1.22*     1.21     1.25     1.25
------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)              2.09      2.28    2.38*     2.12     1.55     1.58
------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  33         7       5*       10       18       12
------------------------------------------------------------------------------


(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,      1999      1998    1997(d)   1996(e)   1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                   $35.51    $33.37    $26.44   $21.47    $19.45
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)               0.42(a)   0.45      0.31     0.19      0.07
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions               (3.66)     3.75      6.84     5.72      2.41
------------------------------------------------------------------------------
  Total from investment
  operations                 (3.24)     4.20      7.15     5.91      2.48
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income      (0.40)    (0.56)    (0.16)   (0.21)    (0.06)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions    (1.56)    (1.50)    (0.06)   (0.73)    (0.40)
------------------------------------------------------------------------------
  Total distributions        (1.96)    (2.06)    (0.22)   (0.94)    (0.46)
------------------------------------------------------------------------------
Net asset value, end
of period                   $30.31    $35.51    $33.37   $26.44    $21.47
------------------------------------------------------------------------------
Total return (%) (c)         (9.62)    13.22     27.10**  27.63(b)  12.88(b)**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 1,865     2,276     1,300      295        17
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        2.03      2.06      2.12*    2.31      2.35*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        2.03      2.06      2.12*    2.20      2.00*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.26      1.41      1.48*    1.13      0.61*
------------------------------------------------------------------------------
Portfolio turnover rate (%)     33         7         5*      10        18*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31.

(f) September 11 (commencement of operations) to December 1995.

*   Annualized

**  Not Annualized

Class C


------------------------------------------------------------------------------
Years ended November 30,       1999      1998   1997(d)   1996(e)   1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                    $35.54    $33.38   $26.45   $21.48    $19.45
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income
  (loss)                       0.43(a)   0.45     0.32     0.20      0.09
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     (3.66)     3.79     6.83     5.72      2.41
------------------------------------------------------------------------------
  Total from investment
  operations                  (3.23)     4.24     7.15     5.92      2.50
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income       (0.41)    (0.58)   (0.16)   (0.22)    (0.07)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions     (1.56)    (1.50)   (0.06)   (0.73)    (0.40)
------------------------------------------------------------------------------
  Total distributions         (1.97)    (2.08)   (0.22)   (0.95)    (0.47)
------------------------------------------------------------------------------
Net asset value, end of
period                       $30.34    $35.54   $33.38   $26.45    $21.48
------------------------------------------------------------------------------
Total return (%) (c)          (9.60)    13.32    27.10**  27.66(b)  12.94(b)**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    414       462      221       44         2
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         2.00      2.01     2.10*    2.33      2.30*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         2.00      2.01     2.10*    2.22      1.95*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              1.29      1.46     1.50*    1.11      0.66*
------------------------------------------------------------------------------
Portfolio turnover rate (%)      33         7        5*      10        18*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31.

(f) September 11 (commencement of operations) to December 1995.

*   Annualized

**  Not Annualized

Kemper Small Cap Value Fund


Class A


------------------------------------------------------------------------------
Years ended November
30,                     1999     1998    1997(d)  1996(e)   1995(e)  1994(e)
------------------------------------------------------------------------------
Net asset value,
beginning of period   $17.80    $21.83  $18.28    $14.50   $10.85    $11.23
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)          .04(a)    .06     .05       .14(a)  (.02)       --
------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss) on
  investment
  transactions          (.09)    (3.39)   3.50      4.14     4.64       .02
------------------------------------------------------------------------------
  Total from
  investment
  operations            (.05)    (3.33)   3.55      4.28     4.62       .02
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net
  investment income       --        --      --      (.07)      --        --
------------------------------------------------------------------------------
  Net realized gain
  on investment
  transactions            --      (.70)     --      (.43)    (.97)     (.40)
------------------------------------------------------------------------------
  Total distributions     --      (.70)     --      (.50)    (.97)     (.40)
------------------------------------------------------------------------------
Net asset value, end
of period             $17.75    $17.80  $21.83    $18.28   $14.50    $10.85
------------------------------------------------------------------------------
Total return (%) (c)    (.28)   (15.69)  19.42**   29.60(b) 43.29(b)    .15(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of
period
($ in thousands)     296,864   489,734 736,412   144,812   20,684     6,931
------------------------------------------------------------------------------
Ratio of expenses,
before expense
reductions (%)          1.52      1.42    1.32*     1.47     1.83      1.82
------------------------------------------------------------------------------
Ratio of expenses,
after expense
reductions (%)          1.52      1.42    1.32*     1.31     1.25      1.25
------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)               .21       .25     .51*      .87     (.16)     (.03)
------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  47        5 0     83*       23       86       140
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,       1999     1998    1997(d)  1996(e)    1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                    $17.33    $21.46  $18.14    $14.48   $15.75
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income
  (loss)                       (.11)(a)  (.12)   (.04)      .01(a)  (.02)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (.07)    (3.31)   3.36      4.11     (.41)
------------------------------------------------------------------------------
  Total from investment
  operations                   (.18)    (3.43)   3.32      4.12     (.43)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income          --        --      --      (.03)      --
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions        --      (.70)     --      (.43)    (.84)
------------------------------------------------------------------------------
  Total distributions            --      (.70)     --      (.46)    (.84)
------------------------------------------------------------------------------
Net asset value, end
of period                    $17.15    $17.33  $21.46    $18.14   $14.48
------------------------------------------------------------------------------
Total return (%) (c)          (1.04)   (16.45)  18.30**   28.54(b) (2.52)**(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)            261,953   390,043 412,479    99,355    8,072
------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)         2.36      2.34    2.34*     2.49     2.39*
------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)         2.36      2.34    2.34*     2.12     2.00*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.63)     (.67)   (.51)      .06     (.99)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)      47        50      83*       23       86*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31, 1996.

(f) For the period September 11 (commencement of operations) to December 31,
    1995.

*   Annualized

**  Not Annualized

Class C


--------------------------------------------------------------------------------
Years ended November 30,       1999      1998    1997(d)   1996(e)    1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                    $17.39    $21.51    $18.17   $14.48    $15.75
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss)                       (.09)(a)  (.12)     (.03)     .01(a)   (.02)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (.06)    (3.30)     3.37     4.14      (.41)
--------------------------------------------------------------------------------
  Total from investment
  operations                   (.15)    (3.42)     3.34     4.15      (.43)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income          --        --        --     (.03)       --
--------------------------------------------------------------------------------
  Ne t realized gains on
  investment transactions        --      (.70)       --     (.43)     (.84)
--------------------------------------------------------------------------------
  Total distributions            --      (.70)       --     (.46)     (.84)
--------------------------------------------------------------------------------
Net asset value, end
of period                    $17.24    $17.39    $21.51   $18.17    $14.48
--------------------------------------------------------------------------------
Total return (%) (c)           (.86)   (16.37)    18.38**  28.77(b)  (2.51)**(b)
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)             57,420    91,473    99,526   20,054       985
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         2.25      2.28      2.24*    2.19      2.35*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         2.25      2.28      2.24*    2.06      1.95*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.52)     (.61)    (.41)*     .12      (.94)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      47        50        83*      23        86*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31, 1996.

(f) For the period September 11 (commencement of operations) to December
    31, 1995.

Kemper U.S. Growth And Income Fund


Class A


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                                .13       .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .86      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .99      (.31)
------------------------------------------------------------------------------
Less distribution from net investment income                  .12       .07
------------------------------------------------------------------------------
Net asset value, end of period                              $9.99     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                           10.87     (3.36)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 1.24      1.36
------------------------------------------------------------------------------
Net investment income (loss) (%)                             1.29      1.56
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.10      2.59
------------------------------------------------------------------------------
Net investment income (loss)                                  .42       .33
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

Class B


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                                .05       .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .86      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .91      (.35)
------------------------------------------------------------------------------
Less distribution from net investment income                  .05       .03
------------------------------------------------------------------------------
Net asset value, end of period                              $9.98     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.96     (3.72)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.01      2.01
------------------------------------------------------------------------------
Net investment income  (loss) (%)                             .52       .91
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.97      3.49
------------------------------------------------------------------------------
Net investment income (loss)                                 (.45)     (.57)
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

Class C


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .06       .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .84      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .90      (.35)
------------------------------------------------------------------------------
Less distribution from net investment income                  .05       .03
------------------------------------------------------------------------------
Net asset value, end of period                              $9.97     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.88     (3.71)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 1.99      1.99
------------------------------------------------------------------------------
Net investment income (loss) (%)                              .54       .93
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.78      3.25
------------------------------------------------------------------------------
Net investment income (loss)                                 (.26)     (.33)
------------------------------------------------------------------------------



Supplemental data for all classes


------------------------------------------------------------------------------
Years ended                                               1999(b)   1998(c)
------------------------------------------------------------------------------
Net assets at end of period (in thousands)               $34,485   $18,563
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      74        93
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

(b) Six months ended March 31, 1999.

(c) Period ended September 30, 1998.

Total returns do not reflect the effect of any sales charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the fund during the year ended September 30, 1999. The "Other Ratios to Average Net Assets" are computed without this waiver.

Per share data was determined based on average shares outstanding during the year ended September 30, 1999.

Kemper Value Fund


Class A


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.19    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .15       .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.62     (4.30)
------------------------------------------------------------------------------
  Total from investment operations                           2.77     (4.23)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.17)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)       --
------------------------------------------------------------------------------
  Total distributions                                       (1.07)       --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.89    $21.19
------------------------------------------------------------------------------
Total return (%) (b)                                        13.04(c) (16.64)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         42        28
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   1.41      1.34*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     1.57      1.34
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                    .61       .86*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class A shares) to September 30, 1998.

*   Annualized

**  Not annualized

Class B


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.11    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                      (.07)       --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.62     (4.31)
------------------------------------------------------------------------------
  Total from investment operations                           2.55     (4.31)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.04)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)       --
------------------------------------------------------------------------------
  Total distributions                                        (.94)       --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.72    $21.11
------------------------------------------------------------------------------
Total return (%) (b)                                        12.02(c) (16.96)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         29        18
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   2.29      2.12*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     2.34      2.12
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                   (.27)      .03*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class B shares) to September 30, 1998.

*   Annualized

**  Not annualized

Class C


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.13    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                      (.05)       .01
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.61      (4.30)
------------------------------------------------------------------------------
  Total from investment operations                           2.56      (4.29)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.04)        --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)        --
------------------------------------------------------------------------------
  Total distributions                                        (.94)        --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.75    $21.13
------------------------------------------------------------------------------
Total return (%) (b)                                        12.06(c) (16.88)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          5         3
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   2.26      2.11*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     2.34      2.11
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                  (.22)       .08*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class C shares) to September 30, 1998.

*   Annualized

**  Not annualized

Investing In The Funds



The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class


In this prospectus, there are three share classes for each fund. The Kemper Value Fund offers a fourth class of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.




--------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
--------------------------------------------------------------------------------

 Class A

 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see next page
 o In most cases, no charges when you
   sell shares                           o Total annual operating expenses
                                           are lower than those for Class B
 o No distribution fee                     or Class C
------------------------------------------------------------------------------

 Class B

 o No charges when you buy shares        o The deferred sales charge rate
                                           falls to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A after six years, which
                                           means lower annual expenses going
 o 0.75% distribution fee                  forward
------------------------------------------------------------------------------

 Class C

 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year

 o 0.75% distribution fee
------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:



                      Sales charge     Sales charge
                      as a % of        as a % of your
Your investment       offering price   net investment*
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

*  Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several
  Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

      Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o reinvesting dividends or distributions

o investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy
Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV
Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year.
Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

  How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."


--------------------------------------------------------------------------------
 First investment                        Additional investments
--------------------------------------------------------------------------------

 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

                                         $50 or more with an Automatic
                                         Investment Plan
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
 o Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                 o If you don't have an investment
                                           slip, simply include a letter
                                           with your name, account number,
                                           the full name of the fund and the
                                           share class and your investment
                                           instructions
------------------------------------------------------------------------------

 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By phone

 --                                      o Call (800) 621-1048 for
                                           instructions

------------------------------------------------------------------------------

 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048

------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------





Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange Or Sell Shares


Use these instructions to exchange or sell shares in your account.


--------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------

 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 68
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number
------------------------------------------------------------------------------

 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here.
Please note that an investment provider may charge its own fees.


Policies about transactions

The funds are open for business each day the New York Stock
Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time.
Once your order is received by Kemper Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up
EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800)
621-1048.

Share certificates are available on written request.
However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner)

o withdrawals made through a systematic withdrawal plan.
  Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account

o withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take of advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper.
You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see
"Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
  ------------------------------------   =   NAV
   TOTAL NUMBER OF SHARES OUTSTANDING


For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities.
However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number;
  if the account has already been opened, we may give you
  30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

  Understanding Distributions And Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o  income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a fund

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o  long-term capital gains distributions received from a
   fund
-------------------------------------------------------


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received.
They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

  Notes

  Notes

  Notes

  Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330

Kemper Funds

222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048


--------------------------------------------------------------------------------

SEC File Numbers

Kemper Contrarian Fund                     811-5385

Kemper-Dreman Financial Services Fund      811-08599

Kemper-Dreman High Return Equity Fund      811-5385

Kemper Small Cap Value Fund                811-5385

Kemper U.S. Growth And Income Fund         811-08393

Value Fund                                 811-1444




Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                          VALUE FUND -- SCUDDER SHARES

                         A Series of Value Equity Trust


A Diversified Mutual Fund Series which Seeks Long-Term Growth of Capital through
                   Investment in Undervalued Equity Securities




--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000


--------------------------------------------------------------------------------



         This Statement of Additional Information is not a prospectus. The prospectus of the Scudder Shares class of Value Fund, dated February 1, 2000, as amended from time to time, may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Report to Shareholders of the Scudder Shares of Value Fund dated September 30, 1999 is incorporated by reference into and is hereby deemed to be part of this Statement of Additional Information. The Annual Report may be obtained without charge by calling 1-800-SCUDDER.

                                TABLE OF CONTENTS
                                                                                                                   Page


THE FUND'S INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Value Fund......................................................1
         Master/feeder structure......................................................................................2
         Investments and Investment Techniques........................................................................3
         Investment Restrictions.....................................................................................14
         Other Investment Policies...................................................................................15

PURCHASES............................................................................................................16
         Additional Information About Opening An Account.............................................................16
         Minimum Balances............................................................................................18
         Additional Information About Making Subsequent Investments..................................................18
         Additional Information About Making Subsequent Investments by QuickBuy......................................18
         Checks......................................................................................................19
         Wire Transfer of Federal Funds..............................................................................19
         Share Price.................................................................................................19
         Share Certificates..........................................................................................20
         Other Information...........................................................................................20

EXCHANGES AND REDEMPTIONS............................................................................................20
         Exchanges...................................................................................................20
         Redemption by Telephone.....................................................................................21
         Redemption By QuickSell.....................................................................................22
         Redemption by Mail or Fax...................................................................................22
         Redemption-in-Kind..........................................................................................23
         Other Information...........................................................................................23

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................23
         The No-Load Concept.........................................................................................23
         Internet access.............................................................................................24
         Dividends and Capital Gains Distribution Options............................................................24
         Diversification.............................................................................................25
         Reports to Shareholders.....................................................................................25
         Transaction Summaries.......................................................................................25

THE SCUDDER FAMILY OF FUNDS..........................................................................................25

SPECIAL PLAN ACCOUNTS................................................................................................27
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................28
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........28
         Scudder IRA:  Individual Retirement Account.................................................................28
         Scudder Roth IRA:  Individual Retirement Account............................................................28
         Scudder 403(b) Plan.........................................................................................29
         Automatic Withdrawal Plan...................................................................................29
         Group or Salary Deduction Plan..............................................................................30
         Automatic Investment Plan...................................................................................30
         Uniform Transfers/Gifts to Minors Act.......................................................................30

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................30

PERFORMANCE INFORMATION..............................................................................................31
         Average Annual Total Return.................................................................................31
         Cumulative Total Return.....................................................................................32
         Total Return................................................................................................32
         Comparison of Fund Performance..............................................................................32

                                       i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page

ORGANIZATION OF THE FUND.............................................................................................33

INVESTMENT ADVISER...................................................................................................35
         AMA InvestmentLink(SM)Program...............................................................................38
         Personal Investments by Employees of the Adviser............................................................38

TRUSTEES AND OFFICERS................................................................................................38

REMUNERATION.........................................................................................................41
         Responsibilities of the Board -- Board and Committee Meetings...............................................41
         Compensation of Officers and Trustees.......................................................................42

DISTRIBUTOR..........................................................................................................43

TAXES................................................................................................................44

PORTFOLIO TRANSACTIONS...............................................................................................48
         Brokerage Commissions.......................................................................................48
         Portfolio Turnover..........................................................................................49

NET ASSET VALUE......................................................................................................49

ADDITIONAL INFORMATION...............................................................................................50
         Experts.....................................................................................................50
         Shareholder Indemnification.................................................................................50
         Other Information...........................................................................................50

FINANCIAL STATEMENTS.................................................................................................51
         Value Fund..................................................................................................51


APPENDIX

                  THE FUND'S INVESTMENT OBJECTIVES AND POLICIES

         Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust"), an open-end management company. The Fund offers the following classes of shares: Scudder Shares (the "Scudder Shares" or "Shares") and Value Fund Class A, B and C shares (the "Kemper Shares"). Only the Scudder Shares of the Fund are offered herein.

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. ( "the Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

General Investment Objective and Policies of Value Fund


         Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. Also, unless otherwise stated, the policies of the Fund are not fundamental and may be changed by the Trustees without a shareholder vote. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met. The Fund invests primarily in the stock of larger, established U.S. companies that the Fund's portfolio management team believes are undervalued in the marketplace.

         Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as market conditions change. For example, stock prices are often affected beneficially when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

         The Fund invests at least 80% of its net assets in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

         The Fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an investor's existing growth-equity portfolio.

         The Fund invests primarily in common stocks of larger, established domestic companies with market capitalizations of at least $1 billion. The Adviser uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.

         The Fund's portfolio management team uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The Fund's portfolio management team focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

         In an effort to manage the risk exposure of the Fund, the portfolio management team then assesses the expected volatility of the Fund and the potential impact the most promising of the stocks may have on the Fund's risk level. Based on this information, the Fund's portfolio management team selects approximately 60-90 stocks that the portfolio management team believes offer the greatest potential for attractive long-term gains.

         The Fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.

         The Fund may invest up to 20% of its assets in investment-grade debt obligations, including zero coupon securities and commercial paper and may enter into repurchase agreements and reverse repurchase agreements. In addition, the Fund may engage in strategic transactions and derivatives and invest in illiquid securities. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard and Poor's Corporation ("S&P") or, if unrated, of equivalent quality as determined by the Adviser.

         The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Adviser, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P or of equivalent quality as determined by the Adviser and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. (See "High Yield, High Risk Securities.")

         The Fund is limited to 5% of its net assets for initial margin and premium amounts on futures positions considered speculative by the Commodity Futures Trading Commission.

         The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees.

         The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of a Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Master/feeder structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure fund as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investments and Investment Techniques

Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital appreciation, the Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

         The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

High Yield, High Risk Securities. Below investment-grade securities (commonly referred to as "junk bonds") (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid and more difficult to value than securities in the higher ratings categories and are considered speculative. The lower the ratings of such debt securities the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         The Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser.

         An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by the Fund.

Prices and yields of high yield securities will fluctuate over time and may affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation, which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities see "TAXES."

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         The absence of a trading market can make it difficult to ascertain a market value for these investments. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets. The Fund's Board of Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.

         Generally speaking, illiquid or restricted investments may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend for the Fund to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations of banks or broker dealers the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by S&P or Moody's..

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such obligations kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may cause loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells. (See "TAXES.")

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. The Fund will not purchase call options unless the aggregate premiums paid on all options held by the Fund at any time do not exceed 20% of its total assets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not purchase put options unless the aggregate premiums paid on all options held by the Fund at any time do not exceed 20% of its total assets. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

         The Fund has elected to be classified as a diversified series of an open-end investment company.

         As a matter of fundamental policy, the Fund may not:

         (1)      borrow  money,  except as  permitted  under  the 1940 Act,  as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities; or

         (7)      make  loans  except  as  permitted  under  the  1940  Act,  as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time.


Other Investment Policies

         The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         As a matter of nonfundamental policy, the Fund currently does not intend to:

         (a) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (d) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (g) lend portfolio securities in an amount greater than 5% of its total assets.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

         In addition, other nonfundamental policies may be established from time to time by the Trust's Trustees and would not require the approval of shareholders.

                                    PURCHASES

         The Scudder Shares of Value Fund requires a $2,500 minimum initial investment and a minimum subsequent investment of $100. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account offered by the Fund. Investment minimums may also be waived for Trustees and officers of the Fund. The Fund, Scudder Investor Services, Inc., Kemper Distributors, Inc. and Scudder Financial Intermediary Services Group each reserve the right to reject any purchase order. All funds will be invested in full and fractional shares.

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

         The name Scudder Value Fund as used herein and in its prospectus also means Value Fund, which is a series of Value Equity Trust. All shares of Value Fund purchased before April 16, 1998 are considered Scudder Shares of Value

Fund. Investors in Value Fund as of April 15, 1998 can continue to purchase Scudder Shares. Scudder Shares are not available to new investors with the following exceptions:

         1. Existing shareholders of any fund or class of a fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members residing at the same address, may purchase Scudder Shares.

         2. Shareholders, who owned shares of Value Fund through any broker-dealer or service agent omnibus account as of April 15, 1998, may continue to purchase Scudder Shares. Existing shareholders of any fund in the Scudder Family of Funds through certain broker-dealers or service agent omnibus accounts as of April 15, 1998 may purchase Scudder Shares when made available from that broker-dealer or service agent. Call the broker-dealer or service agent for more information.

         3. Retirement, employee stock, bonus, pension or profit sharing plans offering the Scudder Family of Funds as of April 15, 1998, may add new participants and accounts. Scudder Shares are also available to prospective plan sponsors, as well as to existing plans, which had not previously offered Value Fund as an investment option.

         4. An employee who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan as of April 15, 1998, may, at a later date, open a new individual account to purchase Scudder Shares.

         5. Any employee, who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA holding Scudder Shares.

         6.       Scudder   Shares  are   available   to  the   Scudder   Kemper
                  Investments, Inc. retirement plans.

         7. Officers, Fund Trustees and Directors, and full-time employees of Scudder Kemper Investments, Inc. and its subsidiaries, and their family members may purchase Scudder Shares.

         8.       Scudder  Shares  are  available  to any  accounts  managed  by
                  Scudder  Kemper  Investments,   Inc.,  any  advisory  products
                  offered by Scudder Kemper Investments, Inc., or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

         9. Registered investment advisors ("RIAs") and certified financial planners ("CFPs") with clients invested in the Scudder Family of Funds as of April 15, 1998 may purchase additional Scudder Shares or open new individual client or omnibus accounts purchasing Scudder Shares. RIAs and CFPs who do not have clients invested in the Funds as of April 15, 1998 may enter into a written agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         10. Broker-dealers, RIAs and CFPs who have clients participating in comprehensive fee programs may enter into an agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         11. Institutional alliances trading through NSCC/FundServ may purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

         12. Partnership shareholders invested in Value Fund as of April 15, 1998, through an account registered in the name of a partnership may open new accounts to purchase Scudder Shares, whether or not they are listed on the account registration. Corporate shareholders invested in Value Fund as of April 15, 1998 may open new accounts using the same registration, or if the corporation is reorganized, the new companies may purchase Scudder Shares.

         Scudder Investor Services may, at its discretion, require appropriate documentation that an investor is indeed eligible to purchase Scudder Shares. For more information, please call Scudder Investor Relations at 1-800-SCUDDER.

Minimum Balances

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts), which amount may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 per fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record.

         Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you may be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of the Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value per share for Value Fund next computed after the receipt of a purchase request in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of Trust management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Scudder Shares net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Scudder Shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of Fund shares at any time for any reason.

         The Board of Trustees and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of Fund shares at any time for any reasons.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act

                            EXCHANGES AND REDEMPTIONS

Exchanges

         Exchanges are comprised of a redemption from the Scudder Shares and purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in another fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone redemption is not available with respect to shares held in certain retirement accounts for the Fund.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind

         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct redemption requests to the Trust through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the request. A written request in good order as described above and any certificates with a proper original signature guarantee(s), as described in the Fund's prospectus, should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed
Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. The Trust shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions, which are not recovered from the shareholder, will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The Trust's Declaration of Trust provides that the determination of net asset value may be suspended and a shareholder's right to redeem shares and to receive payments may be suspended at times during which a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Trust may, by order, permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

Internet access

The address of the Scudder Funds site is http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Scudder Shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-SCUDDER or by sending written instructions to the Transfer Agent. Please include your account number with your written request. Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-SCUDDER. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your investment in the Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks associated with concentrating in fewer securities.

Reports to Shareholders

         The Fund issues to its shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in the Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER.

                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's funds follows.

MONEY MARKET
         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series+
         Scudder Government Money Market Series+

TAX FREE MONEY MARKET
         Scudder Tax Free Money Fund
         Scudder Tax Free Money Market Series+
         Scudder California Tax Free Money Fund*
         Scudder New York Tax Free Money Fund*

TAX FREE
         Scudder Limited Term Tax Free Fund
         Scudder Medium Term Tax Free Fund
         Scudder Managed Municipal Bonds
         Scudder High Yield Tax Free Fund

--------------------
+ The institutional class of shares is not part of the Scudder Family of Funds.

         Scudder California Tax Free Fund*
         Scudder Massachusetts Limited Term Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*
         Scudder Ohio Tax Free Fund*

U.S. INCOME
         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder Corporate Bond Fund
         Scudder High Yield Bond Fund

GLOBAL INCOME
         Scudder Global Bond Fund
         Scudder International Bond Fund
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION
         Scudder Pathway Series: Conservative Portfolio
         Scudder Pathway Series: Balanced Portfolio
         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME
         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund
         Scudder Select 500 Fund
         Scudder 500 Index Fund
         Scudder Real Estate Investment Fund

U.S. GROWTH

     Value
         Scudder Large Company Value Fund
         Scudder Value Fund**
         Scudder Small Company Value Fund
         Scudder Micro Cap Fund

     Growth
         Scudder Classic Growth Fund**
         Scudder Large Company Growth Fund
         Scudder Select 1000 Growth Fund
         Scudder Development Fund
         Scudder 21st Century Growth Fund

--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

**       Only the Scudder Shares are part of the Scudder Family of Funds.

GLOBAL EQUITY

     Worldwide
         Scudder   Global  Fund
         Scudder International Value Fund
         Scudder International Growth and Income Fund
         Scudder International Fund***
         Scudder International Growth Fund Scudder Global Discovery Fund** Scudder Emerging Markets Growth Fund Scudder Gold Fund

     Regional
         Scudder Greater Europe Growth Fund
         Scudder Pacific Opportunities Fund
         Scudder Latin America Fund
         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series
         Scudder Financial Services Fund
         Scudder Health Care Fund
         Scudder Technology Fund

SCUDDER PREFERRED SERIES
         Scudder Tax Managed Growth Fund
         Scudder Tax Managed Small Company Fund

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

--------------------
***      Only the International Shares are part of the Scudder Family of Funds.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Scudder Shares of Value Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of
Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Scudder Shares of Value Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Scudder Shares of Value Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of
Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity plan or account (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA:  Individual Retirement Account

         Scudder Shares of Value Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Scudder Shares of Value Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's respective Prospectus. Any such requests must be received by each Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor, which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. If it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes which shareholders may then claim as a credit on their returns. (See "TAXES.") If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. (See "TAXES.") In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

         The Fund intends to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Fund intends to distribute the December dividends and capital gains either in December or in the following January. Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

                             PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Effective April 16, 1998, Value Fund was divided into four classes of shares. Shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The performance information set forth below for periods prior to April 16, 1998 reflects the performance of Value Fund prior to such redesignation. Performance information for Value Fund for periods subsequent to April 16, 1998 reflects the performance of the Scudder Shares of Value Fund. These performance figures are calculated separately for each class of shares of Value Fund in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

         Where:
                    T        =      Average Annual Total Return
                    P        =      a hypothetical initial investment of $10,000
                    n        =      number of years
                    ERV      =      ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $10,000 investment made at the beginning of the applicable period.

      Average Annual Total Return for the periods ended September 30, 1999

                      One year          Five years          Life of Fund (1)
                      --------          ----------          ----------------
Value Fund*@           13.02%             18.51%                 15.57%

         (1) For the period beginning December 31, 1992 (commencement of operations).

         * The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993, for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Average Annual Total Return for one year, five years and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.

         @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Scudder Shares class.

         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund's Scudder Shares class will vary based on changes in market conditions and the level of the Fund's Scudder Shares class' expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $10,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

                  Where:

                 C          =       Cumulative Total Return
                 P          =       a hypothetical initial investment of $10,000
                 ERV        =       ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $10,000 investment made at the beginning of the applicable period.

        Cumulative Total Return for the periods ended September 30, 1999

                      One year         Five years           Life of Fund(1)
                      --------         ----------           ---------------
Value Fund*@           13.02%            133.76%                165.54%

         (1) For the period beginning December 31, 1992 (commencement of operations).

         * The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993 and for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Cumulative Total Return for one year, five years and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.

         @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Scudder Shares class.

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

         From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Funds' and classes' performance data.

Comparison of Fund Performance

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

         From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Trust, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Fund may be advertised as an investment choice in Scudder's college planning program.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

                            ORGANIZATION OF THE FUND

         The Fund is a separate series of Value Equity Trust. Value Equity Trust, formerly Scudder Equity Trust, is a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees have the authority to issue additional series of shares. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series.

         The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system All shares of Value Fund have been subdivided into four classes: Scudder Shares and Class A, B and C shares. The Trustees have authorized the division of the Value Fund into share classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

          Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (1) each class shall have a different designation, (2) each class of shares shall bear its own "class expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registrations fees.

         Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Fund's Board of Trustees. In the event of the liquidation or dissolution of the Fund, shares of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

         The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         Currently, the assets of Value Equity Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of Value Equity Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of Value Equity Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of Value Equity Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Trust has a Declaration of Trust which provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

         No series of the Trust shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER

         Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance

Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end investment companies.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

         In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

         The present investment management (the "Agreement") was approved by the Trustees on August 6, 1998 and amended on September 15, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 17, 1998. The Agreement will continue in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment. The Agreement was last approved by the Trustees on September 13, 1999.

         Under the Agreement, the Adviser regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased for the portfolio of that Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Declaration of Trust and By-Laws, of the 1940 Act and the Code, and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to the Fund, the services of the Adviser's directors, officers, and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

         For the Adviser's services, Value Fund pays the Adviser an annual fee equal to 0.70 of 1% on the first $500 million of average daily net assets and
0.65 of 1% of such net assets in excess of $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser voluntarily agreed to waive management fees or reimburse the Fund to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.25% of the average daily net assets from December 31, 1997 until July 31, 1997. For the fiscal year ended September 30, 1997, the Adviser did not impose a portion of its management fees amounting to $59,309, and the amount imposed amounted to $1,073,855. The investment advisory fee for the fiscal year ended September 30, 1998 was $3,214,035. The investment advisory fee for the fiscal year ended September 30, 1999 was $3,893,119, of which $292,302 was unpaid at September 30, 1999.

         Under the Agreement, the Fund is responsible for all of its other expenses including broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including clerical expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; fees and expenses incurred in connection with membership in investment company organizations; the fees and expenses of the Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

         The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning the Agreement, Trustees who are not "interested persons" of the Trust are represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Any person, even though also employed by Scudder, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as an agent of Scudder.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of a Fund.

         The Agreement will continue in effect from year to year provided such continuance is approved annually (I) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii)by a majority of the Trustees of the trust who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                                Position with
                                                                                                Underwriter,
                                       Position            Principal                            Scudder Investor
Name, Age and Address                  with Trust          Occupation**                         Services, Inc.
---------------------                  ----------          ------------                         --------------

Lynn S. Birdsong (53)*#++              President           Managing Director of Scudder         Senior Vice President
                                                           Kemper Investments, Inc.

                                       38

                                                                                                Position with
                                                                                                Underwriter,
                                       Position            Principal                            Scudder Investor
Name, Age and Address                  with Trust          Occupation**                         Services, Inc.
---------------------                  ----------          ------------                         --------------

Sheryle J. Bolton (53)                 Trustee             Chief Executive Officer and           --
Scientific Learning Corporation                            Director, Scientific Learning
1995 University Ave.                                       Corporation, Former President and
Suite 400                                                  Chief Operating Officer,
San Francisco, CA 94704                                    Physicians Online, Inc.
                                                           (electronic transmission of
                                                           clinical information for
                                                           physicians) (1994-1995); Member,
                                                           Senior Management Team,
                                                           Rockefeller & Co. (1990-1993)

William T. Burgin (56)                 Trustee             General Partner, Bessemer Venture     --
83 Walnut Street                                           Partners (venture capital firm);
Wellesley, MA 02481-2101                                   General Partner, Deer & Company;
                                                           Director, James River Corp.;
                                                           Director Galile Corp., Director of
                                                           various privately held companies

Keith R. Fox (45)                      Trustee             Private Equity Investor, Exeter       --
Exeter Capital Management Corporation                      Capital Management Corporation
10 East 53rd Street
New York, NY 10022

William H. Luers (70)                  Trustee             Chairman and President, United
801 Second Avenue                                          Nations Association of America (as
New York, NY 10017                                         of February 1, 1999) ; formerly
                                                           President, Metropolitan Museum of
                                                           Art (1986-1999)

Kathryn L. Quirk (47)*#++              Trustee, Vice       Managing Director of Scudder         Senior Vice President,
                                       President and       Kemper Investments, Inc.             Chief Legal Officer and
                                       Assistant                                                Assistant Clerk
                                       Secretary

Joan E. Spero (55)                     Trustee             President, The Doris Duke            __
Doris Duke Charitable Foundation                           Charitable Foundation (1997 to
650 Fifth Avenue - 19th Floor                              present), Undersecretary of State
New York, NY 10019                                         for Economic, Business and
                                                           Agricultural Affairs, (1993-1997)


Paul Bancroft III (68)                 Honorary            Venture Capitalist and consultant;   __
79 Pine Lane                           Trustee             Retired President, Chief Executive
Box 6639                                                   Officer and Director, Bessemer
Snowmass Village, CO 81615                                 Securities Corporation
                                       Honorary
Thomas J. Devine (73)                  Trustee             Consultant                           __
450 Park Avenue
New York, NY 10022

                                       39

                                                                                                Position with
                                                                                                Underwriter,
                                       Position            Principal                            Scudder Investor
Name, Age and Address                  with Trust          Occupation**                         Services, Inc.
---------------------                  ----------          ------------                         --------------

Wilson Nolen (73)                      Honorary            Consultant, June 1989 to present,     --
1120 Fifth Avenue                      Trustee             Corporate Vice President of
New York, NY 10128-0144                                    Becton, Dickinson & Company
                                                           (manufacturer of medical and
                                                           scientific products),
                                                           from 1973 to June 1989

Robert G. Stone, Jr. (76)              Honorary            Chairman Emeritus and Director,       --
405 Lexington Avenue                   Trustee             Kirby Corporation (inland and
39th Floor                                                 offshore marine transportation and
New York, NY  10174                                        diesel repairs)

Donald E. Hall (47)@                   Vice President      Managing Director of Scudder          --
                                                           Kemper Investments, Inc.

Ann M. McCreary( 43)++                 Vice President      Managing Director of Scudder          __
                                                           Kemper Investments, Inc.

Kathleen T. Millard (39)++             Vice President      Managing Director of Scudder          --
                                                           Kemper Investments, Inc.


Lois R. Roman(35)++                    Vice President      Senior Vice President of Scudder      __
                                                           Kemper Investments, Inc.

                                                                                                 --
Robert D. Tymoczko (29)&               Vice President      Assistant Vice President of
                                                           Scudder Kemper Investments, Inc.
                                                           since August, 1997; previously
                                                           employed by The Law & Economics
                                                           Consulting Group, Inc. as an
                                                           economic consultant.

John Millette (37)                     Vice President      Assistant Vice President of           --
                                       and Secretary       Scudder Kemper Investments, Inc.
                                                           since September 1994; previously
                                                           employed by the law firm Kaye,
                                                           Scholer, Fierman, Hays & Handler

John R. Hebble (41)+                   Treasurer           Senior Vice President of Scudder     Assistant Treasurer
                                                           Kemper Investments, Inc.

Caroline Pearson (37)+                 Assistant           Senior Vice President of Scudder     Clerk
                                       Secretary           Kemper Investments, Inc.;
                                                           Associate, Dechert Price & Rhoades
                                                           (law firm) 1989-1997

* Ms. Quirk is considered by the Trust and its counsel to be an "interested person" of the Adviser or of the Trust (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

# Ms. Quirk is a member of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
+        Address:  Two International Place, Boston, Massachusetts
++       Address:  345 Park Avenue, New York, New York
@        Address:  333 South Hope Street, Los Angeles, California
&        Address:  101 California Street, Suite 4100, San Francisco, CA 94111

         As of December 31, 1999, all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 880,418 shares, or 3.27% of the shares of the Scudder Shares of Value Fund.

         As of December 31, 1999, 5.34% of the outstanding Kemper Class A shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Janet Garvey, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.88% of the outstanding Kemper Class A shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 10.30% of the outstanding Kemper Class B shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Mina Slusher, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 13.00% of the outstanding Kemper Class B shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.60% of the outstanding Kemper Class C shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Frances Downs, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 8.24% of the outstanding Kemper Class C shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the best of the Trust's knowledge, as of December 31, 1999, no person owned beneficially more than 5% of the Fund's Scudder Shares Class' outstanding shares, except as stated above.

         The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder funds.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls.

Compensation of Officers and Trustees



         The Independent Trustees receive the following compensation from each Fund of Value Equity Trust: an annual trustee's fee of $3,500; a fee of $325 for attendance at each board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Trust on behalf of each Fund and the Adviser or any affiliate of the Adviser; $100 for all other committee meetings and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation. or other activities.

         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from the Trust and from all of Scudder funds as a group.





                                      Paid by            Paid by
     Name                            the Trust           the Funds
     ----                            ---------           ---------

     Paul Bancroft III,               $18,200            $159,991
     Honorary Trustee+                                  (25 funds)

     Sheryle J. Bolton,               $23,400            $179,860
     Trustee**                                          (24 funds)

     William T. Burgin,               $22,100            $160,325
     Trustee                                            (23 funds)

     Keith R. Fox,                    $22,100            $160,325
     Trustee                                            (23 funds)

     William H. Luers,                $24,700            $212,596
     Trustee**                                          (26 funds)

     Wilson Nolen, Honorary            $0.00              $63,598
     Trustee+                                            (6 funds)

     Joan E. Spero,*** Trustee        $24,700            $175,275
                                                        (23 funds)

                                      Paid by            Paid by
     Name                            the Trust           the Funds
     ----                            ---------           ---------

     Robert G. Stone, Jr.              $0.00              $9,000
     Honorary Trustee#                                   (1 fund)

* Value Equity Trust consists of four funds: Scudder Large Company Value Fund, Scudder Select 500 Fund, Scudder Select 1000 Fund and Value Fund.


**       Elected as Trustee of the Trust in October 1997.
***      Elected as Trustee of the Trust in September 1998.

+ Elected as an Honorary Trustee in December 1999, after serving as a Trustee.

#        Includes  pension or  retirement  benefits  received as Director of The
         Japan Fund.

         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

         The Trust, on behalf of the Fund, has an underwriting agreement with Scudder Investor Services, Inc. Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser. This underwriting agreement dated September 7, 1998 will remain in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on September 14, 1999.

         Under the principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust or the Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

         Note: Although the Scudder Shares of Value Fund currently has no 12b-1 Plan and shareholder approval would be required in order to adopt such plans, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Fund on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from its inception. The Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforward.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.

         If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. However, retention of such gains by the Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         An qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,500 to IRAs for an individual and his or her non-earning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, contributions may be made to a spousal IRA even if the spouse has earnings in a given year, if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income, which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         If the Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

         Many or all futures and forward contracts entered into by the Fund and many or all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Fund's fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the relevant Fund's portfolio.

         Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

         Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Income received by the Fund from sources within a foreign country may be subject to foreign and other withholding taxes imposed by that country.

         The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

         Shareholders may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. A brief explanation of the form and character of the distribution accompany each distribution. By January 31 of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The Trust is organized as a Massachusetts business trust. Neither the Trust nor the Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund qualifies as a regulated investment company under the Code.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         The Adviser supervises allocation of brokerage.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Adviser generally places the Fund's purchases and sales of fixed-income securities with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and the Adviser in connection with the Fund uses not all such information. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Trustees of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. For the fiscal years ended September 30, 1997, 1998 and 1999, Value Fund paid brokerage commissions of $273,545, $354,337 and $1,084,754, respectively. For the fiscal year ended September 30, 1999, the $925,326 (85.30 % of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The total amount of brokerage transactions aggregated $972,116,566, of which $831,244,501 (85.51% of all brokerage transactions) were transactions which included research commissions. The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected

Portfolio Turnover

         The Fund's average annual portfolio turnover rate, i.e. is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less.) For the fiscal years ended September 30, 1998 and 1999, Value Fund had an annualized portfolio turnover rate of 47.0% and 91.0%, respectively. Higher levels of activity by the Fund results in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objectives.

                                 NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively. The net asset value per share of each class of Value Fund is determined by dividing the value of the total assets attributable to a specific class, less all liabilities attributable to that class, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money-market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money-market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Trust's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation
Committee,   represents  fair  market  value  on  the  basis  of  all
available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Shareholder Indemnification

         The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in regular reports to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objectives and policies of the Fund, and other factors, such as its other portfolio holdings and tax considerations should not be construed as recommendations for similar action by other investors.

         The name "Value Equity Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assumes any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares of the Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund.

         The CUSIP number of the Scudder Shares of Value Fund is 920390-10-1.

         The Fund has a fiscal year end of September 30.

         The law firm of Dechert Price & Rhoads is counsel to the Fund.

         The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian for each Fund.

         Information set forth below for the period from December 31, 1992 (commencement of operations) to September 30, 1997 with respect to Value Fund Series is provided at the Fund level, since that Fund consisted of one class of shares (which class was re-designated the "Scudder Value Fund Shares" on April 16, 1998).

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset values for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended September 30, 1997 and 1998, Value Fund incurred annual fees of $50,128 and $107,935, respectively. For the fiscal year ended September 30, 1999, Value Fund incurred annual fees of $150,965, of which $11,782 was unpaid at September 30, 1999.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Scudder Shares of Value Fund. Service Corporation also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Service Corporation a fee for maintaining each account for a retail participant of $26.00 and for each retirement participant of $29.00. For the fiscal years ended September 30, 1997 and 1998, Value Fund incurred annual fees of $445,397 and $917,202. For the fiscal year ended September 30, 1999, Value Fund incurred annual fees of $886,717, of which $83,154 was unpaid at September 30, 1999.

         Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the fiscal years ended September 30, 1997 and 1998, Value Fund incurred annual fees of $80,120 and $581,273. For the fiscal year ended September 30, 1999, Value Fund incurred fees of $1,294,096, of which $209,087 was unpaid at September 30, 1999.

         The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Value Fund

         The financial statements and notes to financial statements, including the investment portfolio of Value Fund -- Scudder Shares together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference, and attached hereto in the Annual Report to Shareholders of the Fund dated September 30, 1999, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         Standard & Poor's:

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions outweigh these.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal in the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds that are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2000

                               Kemper Equity Trust
        Kemper-Dreman Financial Services Fund ("Financial Services Fund")

                             Kemper Securities Trust
     Kemper Small Cap Relative Value Fund ("Small Cap Relative Value Fund")
       Kemper U.S. Growth and Income Fund ("U.S. Growth and Income Fund")

                            Kemper Value Series, Inc.
                   Kemper Contrarian Fund ("Contrarian Fund")
        Kemper-Dreman High Return Equity Fund ("High Return Equity Fund")
              Kemper Small Cap Value Fund ("Small Cap Value Fund")


                               Value Equity Trust
                    Value Fund - Kemper Shares ("Value Fund")



               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048



                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS........................................................2
INVESTMENT POLICIES AND TECHNIQUES.............................................4
PORTFOLIO TRANSACTIONS........................................................18
INVESTMENT MANAGER  AND UNDERWRITER...........................................20
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES.................................30
NET ASSET VALUE...............................................................42
DIVIDENDS AND TAXES...........................................................42
PERFORMANCE...................................................................47
OFFICERS AND BOARD MEMBERS....................................................50
SHAREHOLDER RIGHTS............................................................57



This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 2000. The prospectus may be obtained without charge from the Funds by calling the number listed above or the firm from which the prospectus was obtained and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov). The Funds' Annual Reports dated September 30, 1999 for the Small Cap Relative Value Fund, U.S. Growth and Income Fund and Kemper Value Fund, November 30, 1999 for the Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information, and may be obtained by calling 1-800-621-1048.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Each Fund other than the Financial Services Fund has elected to be classified as a diversified series of an open-end investment company; the Financial Services Fund has elected to be classified as a non-diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:

1. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.   Purchase   physical   commodities   or   contracts   relating  to  physical
     commodities.

7. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval.

With regard to Item 5 for Financial Services Fund, to the extent the Fund holds real estate acquired as a result of the Fund's ownership of securities, such holdings would be subject to the Fund's non-fundamental investment restriction on illiquid securities.

Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Contrarian Fund, High Return Equity Fund, and Small Cap Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

3. Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

4. Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

5.   Invest in oil, gas or mineral exploration or development programs.

6. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

The Financial Services Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2.   Invest more than 15% of the value of its net assets in illiquid securities.

3. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

4. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

The Small Cap Relative Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2.   Invest more than 15% of the value of its net assets in illiquid securities.

3. Mortgage, pledge or hypothecate any assets except in connection with borrowings or in connection with options and futures contracts.

4. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

5. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

The U.S. Growth and Income Fund and Value Fund may not, as a non-fundamental policy:

1. Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


5. Lend portfolio securities in an amount greater than 30% of its total assets.

6. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, each of Contrarian Fund, High Return Equity Fund, Small Cap Relative Value Fund and Small Cap Value Fund, may invest up to 50% of its assets, and each of Financial Services Fund, U.S. Growth and Income Fund and Value Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Common Stocks. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the Advisor to present minimal credit risk (for the U.S. Growth and Income Fund, those determined by the Advisor to be at least as high in credit quality as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investor

Services, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). The Advisor will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities.


Foreign Securities. Contrarian Fund, High Return Equity Fund, Financial Services Fund, Small Cap Relative Value Fund and Small Cap Value Fund each invests primarily in securities that are publicly traded in the United States; but, has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Contrarian Fund, High Return Equity Fund, Small Cap Relative Value Fund and Small Cap Value Fund each may invest up to 20% of assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"), which are bought and sold in the United States as well as through the purchase of securities of foreign companies that are publicly traded in the United States and the purchase of securities of foreign companies that are traded principally in securities markets outside the United States. Financial Services Fund may invest up to 30% of its total assets in foreign securities. In connection with its foreign securities investments, each Fund may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information."


Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges although a Fund will endeavor to achieve the most favorable net results on their portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S. thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delivery of securities without payment is required in some foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self'-sufficiency and balance of payments position.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, a Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Advisor, are speculative.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for a Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of U.S. dollars, a Fund does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. A Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

To the extent that a Fund invests in foreign securities, a Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of a Fund's investment performance.

Emerging Markets. While Contrarian Fund's, High Return Equity Fund's, Small Cap Relative Value Fund's and Small Cap Value Fund's investments in foreign securities will be principally in developed countries, each Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. At such times a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depository Receipts. Each Fund except for Financial Services Fund (which may invest up to 30% in such securities), U.S. Growth and Income Fund and Value Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States and, the purchase of foreign companies that are traded principally in securities markets outside the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Borrowing. Each Fund other than U.S. Growth and Income, Small Cap Relative Value and Financial Services Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets (U.S. Growth and Income is authorized to borrow from banks in amounts not in excess of 5% of its total assets, Small Cap Relative Value Fund is authorized to borrow from banks in amounts not in excess of one-third (1/3) of its total assets and Financial Services Fund is not authorized to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings), although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund and the Small Cap Relative Value Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Debt Securities. A Fund may invest in debt securities with varying degrees of credit quality. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have a strong capacity to pay interest and repay principal. Medium investment-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium investment-grade bonds are considered to have speculative characteristics. The Financial Services Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade (hereinafter referred to as "low-rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Advisor . The Value Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor. These are commonly referred to as "junk bonds." The lower the ratings of such debt securities, the greater their risks render them like equity securities. For a more complete description of the risks of such high yield/high risk securities, please refer to "Other Considerations."

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund will not invest more than 10%, and the Small Cap Relative Value Fund, U.S Growth and Income Fund and Financial Services Fund will not invest more than 15%, of the value of their net assets in illiquid securities.

The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of illiquid securities.

Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Zero Coupon Securities. Value Fund, U.S. Growth and Income Fund and Financial Services Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Strategic Transactions And Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions

(collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell

(with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. the U.S. Growth and Income Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 30%of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors or Board of Trustees, as applicable. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund (except for U.S. Growth and Income Fund) does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.


Warrants. Each Fund may invest in warrants, but U.S. Growth and Income Fund and Value Fund may invest in warrants up to 5% of the value of respective total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Other Considerations. As reflected previously, the Financial Services Fund and the Value Fund may invest a portion of their assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated, commonly referred to as "junk bonds." These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Financial Services Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

PORTFOLIO TRANSACTIONS

Brokerage Commissions.

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, which is a corporation registered as a broker-dealer and a subsidiary of the Advisor. SIS will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees or Directors review, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Dreman Value Management, L.L.C.


Under the sub-advisory agreement between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of Financial Services Fund's and High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of a Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases. DVM, in effecting purchases and sale of portfolio securities for the account of a Fund, will implement a Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of a Fund and of other funds managed by the Advisor and its affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board, a Fund could pay a firm that provides research services commissions for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to a Fund and other clients. Not all of such research services may be useful or of value in advising a Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by the Advisor to DVM is not reduced because these research services are received.


Brokerage Commissions

The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is provided for the periods since each Fund's commencement of operations, as noted below..


                                                         Allocated to firms based
Fund                                   Fiscal 1999      on Research in Fiscal 1999       Fiscal 1998         Fiscal 1997*
----                                   -----------         -----------------------       -----------         ------------

Contrarian Fund                           $630,729            80.88%                       $284,000            $243,000

Financial Services Fund                   $103,197            78.42%                     $116,000**                $n/a

High Return Equity Fund                 $5,168,172            79.96%                     $2,979,000          $1,432,000

                                       19

Small Cap Value Fund                    $1,309,151            82.76%                     $1,638,000          $1,339,000

Small Cap Relative Value Fund               $5,126            99.41%                       $2,000**                 N/A

U.S. Growth and Income Fund                $46,597            86.48%                     $18,223***                $n/a

Value Fund                           $1,084,754.83            85.30%                       $344,034            $354,337

* January 1, 1997 - November 30, 1997 for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value fund..

**   From March 9, 1998 through November 30, 1998

***  From January 30, 1998 through September 30, 1998.

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc., ("Scudder Kemper" or the "Advisor") 345 Park Avenue, New York, New York, is the investment manager of each Fund. The Advisor is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Pursuant to an investment management agreement, Scudder Kemper Investments, Inc. acts as the investment Advisor of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as Board members or officers of the Funds if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Advisor or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, and effective January 1, 2000, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states ("Blue Sky expenses"). Prior to January 1, 2000, Kemper Distributors Inc. ("KDI"), as principal underwriter, paid the Blue Sky expenses.

Advisor Responsibility for overall management of each Fund rests with its Board members and officers. Professional investment supervision is provided by the Advisor. The investment management agreements provide that the Advisor shall act as each Fund's investment Advisor, manage its investments and provide it with various services and facilities.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Funds, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.


On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


Upon consummation of this transaction, the Funds' existing investment management agreements with the Advisor was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements (the "Agreements") with the Advisor, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These Agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at a special meeting.


Each Agreement will continue in effect until September 30, 2000 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. Each Agreements may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.

The Advisor maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Advisor utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for each Fund and for clients of the Advisor, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Under the Agreements, the Advisor provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of each Fund, what portfolio securities shall be held or sold by each Fund and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Code and to each Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

The Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to each Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees or Directors.


The Advisor pays the compensation and expenses of all Trustees or Directors, officers and executive employees of the Trust or Corporation, as applicable, affiliated with the Advisor and makes available, without expense to the Trust or Corporation, the services of such Trustees or Directors, officers and employees of the Advisor as may duly be elected officers or Trustees or Directors of the Trust or Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's or Corporation's office space and facilities, as applicable.


Under the Agreements each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Agreements expressly provide that the Advisor shall not be required to pay a pricing agent of each Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Trusts have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.


The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


None of the officers or Trustees of the Trusts may have dealings with the Trusts as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trusts.


Employees of the Advisor and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Advisor's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The current investment management fee rates are payable monthly at the annual rates shown below:


                                                            Financial        High Return          Small Cap
   Average Daily Net Assets        Contrarian Fund        Services Fund       Equity Fund         Value Fund
   ------------------------        ---------------        -------------       -----------         ----------
$0 - $250 million                        0.75%                0.75%              0.75%               0.75%
$250 million - $1 billion                0.72                 0.72               0.72                0.72
$1 billion - $2.5 billion                0.70                 0.70               0.70                0.70
$2.5 billion - $5 billion                0.68                 0.68               0.68                0.68
$5 billion - $7.5 billion                0.65                 0.65               0.65                0.65
$7.5 billion - $10 billion               0.64                 0.64               0.64                0.64
$10 billion - $12.5 billion              0.63                 0.63               0.63                0.63
Over $12.5 billion                       0.62                 0.62               0.62                0.62


                                  Small Cap Relative
                                         Value          U.S. Growth and
   Average Daily Net Assets              Fund              Income Fund           Value Fund
   ------------------------              ----              -----------           ----------
$0 - $250 million                        0.75%                0.60%                 0.70%
$250 million - $500 million              0.72%                0.57                  0.70
$500 million - $1 billion                0.72                 0.57                  0.65
$1 billion - $2.5 billion                0.70                 0.55                  0.65
$2.5 billion - $5 billion                0.68                 0.53                  0.65
$5 billion - $7.5 billion                0.65                 0.53                  0.65
$7.5 billion - $10 billion               0.64                 0.53                  0.65
$10 billion - $12.5 billion              0.63                 0.53                  0.65
Over $12.5 billion                       0.62                 0.53                  0.65

The table below shows the total investment management fees paid by the Funds for the last three fiscal years. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is presented for the periods since each Fund's commencement of operations, as noted below.



Fund                                      Fiscal 1999             Fiscal 1998*            Fiscal 1997
----                                      -----------             ------------            -----------


Contrarian Fund                               $2,257,000          $1,660,000                $903,000

Financial Services Fund                       $1,544,000          $721,000**                     N/A

High Return Equity Fund                      $36,773,000         $29,284,000             $12,084,000

Small Cap Value Fund                          $5,893,000          $8,166,000              $5,160,000

Small Cap Relative Value Fund**                  $19,219           $3,000***                     N/A

U.S. Growth and Income Fund                            $0                  $0                     N/a

Value Fund                                     $3,893,119          $3,214,035                     N/a


*        Fiscal  year end for Small Cap  Relative  Value Fund,  U.S.  Growth and
         Income Fund and Value Fund is 9/30. Fiscal year end for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund is 11/30.

**       March 9, 1998 - September 30, 1998

***      May 6, 1998 - September 30, 1998


FINANCIAL SERVICES FUND AND HIGH RETURN EQUITY FUND SUB- ADVISOR. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub- advisor for the Financial Services Fund and High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub- advisor pursuant to the terms of Sub-Advisory Agreements between it and the Advisor. DVM was formed in April 1997 and has served as sub- advisor for the High Return Equity Fund since August 1997 and for Financial Services Fund since its inception in March, 1998.

Under the terms of the Sub-Advisory Agreements, DVM manages the investment and reinvestment of the Financial Services Fund and High Return Equity Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of a Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, for High Return Equity Fund, The Advisor has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-Advisor.


The table below shows the total sub-advisory fees paid by the Funds for the last three fiscal periods.


Fund                                        Fiscal 1999                   Fiscal 1998             Fiscal 1997*
----                                        -----------                   -----------             ------------


Financial Services Fund                    $503,457.02                    $86,000**               N/a
High Return Equity                      $11,663,393.35                    $9,776,000             $2,557,000


* For the period August 1997 (beginning of sub-advisory relationship) through November 30, 1997.

**       For the period March 9, 1998  (commencement  of operations) to November
         30, 1998

The Sub-Advisory Agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreements.


The Sub-Advisory Agreement for High Return Equity Fund remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.


The Sub-Advisory Agreement for Financial Services Fund remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through February 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of KET, and (b) by the shareholders of the Fund or the Board of Trustees of KET. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. The Sub-Advisor may not terminate the Sub-Advisory Agreement prior to February 1, 2003. Thereafter, the Sub-Advisor may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corp. ("SFAC"), a subsidiary of Scudder Kemper Investments, Inc., is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Funds under its agreement with such Funds. Pursuant to each Fund's accounting agreement, the Financial Services Fund, Small Cap Relative Value Fund, U.S. Growth and Income Fund and Value Fund each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For fiscal year 1999, the Financial Services Fund paid $94,000 in fees to Scudder Fund Accounting Corporation pursuant to the fund accounting agreement, and for the period of March 9, 1998 (commencement of operations) to November 30, 1998, the Financial Services Fund paid $88,000. For the fiscal year ended 1998, Small Cap Relative Value Fund did not pay any fees to SFAC, and for the period January 30, 1998 to September 30, 1998, U.S. Growth and Income Fund paid no fees to SFAC after a waiver of $25,000. For the period ending September 30, 1999, Small Cap Relative Value Fund and U.S. Growth and Income Fund paid SFAC $37,500 and $46,000, respectively. For the fiscal year ended September 30, 1999, Value Fund, consisting of multiple classes of shares, incurred annual fees of $107,935, of which $12,046 was unpaid at September 30, 1999. For the fiscal year ended September 30, 1998, Value Fund, which consisted of multiple classes of shares during such period, incurred annual fees of $50,128, of which $5,562 was unpaid at September 30, 1998.


PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, and a wholly-owned subsidiary of the Advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services.


Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.


                                                            Commissions             Commissions
                                                             Retained               Underwriter         Commissions Paid to
Fund                                   Fiscal Year         by Underwriter          Paid to All Firms        Affiliated Firms
----                                   -----------         --------------          -----------------        ----------------


Contrarian Fund                         1999               $71,000                $409,000                    $0
                                        1998               $52,000                $581,000                  $5,000
                                        1997*              $90,000                $576,000                    $--

Financial Services Fund                 1999               $38,000               $277,000                    $0
                                        1998               $86,000               $3,035,000                   $0

High Return Equity Fund                 1999               $941,000             $5,255,000                 $6,000
                                        1998             $2,099,000              $17,133,000               $228,000
                                        1997*            $3,113,000              $13,161,000               $221,000

Small Cap Value Fund                    1999               $60,000               $597,000                    $0
                                        1998              $233,000               $2,515,000                 $57000
                                        1997*             $584,000               $4,828,000                 $68,000

Small Cap Relative Value Fund           1999                $3,000                $8,000                     $0
                                       1998**              $1,000                  $3,000                     $0

U.S. Growth and Income Fund             1999                $6,000                $85,534                    $0
                                       1998***             $5,000                 $292,000                    $0

Value Fund                              1999               $102,805              $419,039                    $0
                                        1998               $1,446                 $351,886                    $0


*    Amounts paid from January 1, 1997 through November 30, 1997.

** For the period of May 6, 1998 (commencement of operations) to September 30, 1998.

***  For the period of January 30, 1998 to September 30, 1998.

Class B and C Shares. The Funds have adopted plans under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with each Funds' Rule 12b-1 Plan during the last three fiscal periods.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.




                                                     Contingent           Total
                                   Distribution       Deferred       Distribution Fees     Distribution
                                   Fees Paid by     Sales Charge         Paid by           Fees Paid by
Fund Class           Fiscal        Fund to              to           Underwriter to       Underwriter to
B Shares             Year          Underwriter      Underwriter           Firms          Affiliated Firms
--------             ----          -----------      -----------           -----          ----------------

Contrarian Fund        1999           $869,704       $299,113         $1,106,108               --
                       1998           $648,000       $117,000           $903,000               --
                      1997*           $353,000        $62,000           $989,000               --

Financial Services     1999           $734,974       $636,753           $591,150
Fund
                       1998           $397,000       $122,000         $3,952,000          $33,000

High Return            1999                        $8,014,691        $15,000,556               --
Equity Fund                        $17,001,312
                       1998        $13,773,000      2,717,000        $34,050,000               --
                      1997*         $5,477,000       $817,000        $29,872,000               --

Small Cap              1999         $2,421,349     $1,782,676         $1,372,426               --
Value Fund
                       1998         $3,293,000       $857,000         $4,888,000               --
                      1997*         $1,716,000       $221,000         $9,907,000               --

  Small Cap            1999             $9,635        $87,751            $23,138               --
Relative Value Fund
                     1998**                 $0                           $46,000               --

U.S. Growth and        1999            $88,046        $31,134           $235,689               --
Income Fund
                       1998            $12,000          2,000           $256,000

Value Fund             1999           $221,360       $127,862           $446,342               $0
                       1998            $28,037         $9,480           $674,408               $0


            Other Distribution Expenses Paid by Underwriter
            -----------------------------------------------

                               Advertising                    Marketing       Misc.
Fund Class           Fiscal       and         Prospectus      and Sales     Operating   Interest
B Shares             Year      Literature      Printing       Expenses      Expenses     Expense
--------             ----      ----------      --------       --------      --------     -------

Contrarian Fund        1999     $80,253        $8,132          $231,443       $45,362     $369,293
                       1998    $119,000       $12,000          $231,000       $54,000     $286,000
                      1997*     $96,000        $7,000          $287,000        $7,000     $166,000

Financial Services     1999     $91,349        $7,137          $224,248       $43,249     $463,498
Fund
                       1998    $240,000       $28,000          $597,000       $82,000     $234,000

High Return            1999  $1,752,092      $154,337        $4,686,468      $545,818   $8,399,964
Equity Fund
                       1998  $4,192,000      $425,000        $8,215,000    $1,224,000   $6,398,000
                      1997*  $2,812,000      $210,000        $7,887,000      $330,000   $2,538,000

Small Cap              1999    $165,456       $13,708          $415,726       $60,566   $1,604,952
Value Fund
                       1998    $969,000       $94,000        $1,736,000       $80,000   $1,730,000
                      1997*    $867,000       $65,000        $2,409,000       $78,000     $810,000

  Small Cap            1999      $2,915          $296            $7,678       $14,528     $(3,181)
Relative Value Fund
                     1998**          --            --            $1,000        $1,000       $1,000

U.S. Growth and        1999     $23,830        $2,622           $61,529       $23,262      $51,505
Income Fund
                       1998     $11,000        $1,000           $28,000        $9,000      $10,000

Value Fund             1999     $60,046        $6,328          $152,257       $25,791     $139,152
                       1998     $11,890        $1,657           $36,916       $12,606      $15,135


                                                     Contingent           Total
                                   Distribution       Deferred       Distribution Fees     Distribution
                                   Fees Paid by     Sales Charge         Paid by           Fees Paid by
Fund Class           Fiscal        Fund to              to           Underwriter to       Underwriter to
C Shares             Year          Underwriter      Underwriter           Firms          Affiliated Firms
--------             ----          -----------      -----------           -----          ----------------

Contrarian Fund      1999             $123,649         $5,140           $121,450             $0
                     1998              $70,000         $3,000            $73,000             --
                    1997*              $29,000         $2,000            $38,000             --


            Other Distribution Expenses Paid by Underwriter
            -----------------------------------------------

                              Advertising                    Marketing       Misc.
Fund Class           Fiscal      and         Prospectus      and Sales     Operating   Interest
C Shares             Year     Literature      Printing       Expenses      Expenses     Expense
--------             ----     ----------      --------       --------      --------     -------

Contrarian Fund      1999      $25,493        $10,935         $76,388      $19,113      $24,924
                     1998      $22,000         $2,000         $44,000      $16,000      $17,000
                    1997*      $12,000         $1,000         $35,000       $9,000       $9,000



                                                     Contingent           Total
                                   Distribution       Deferred       Distribution Fees     Distribution
                                   Fees Paid by     Sales Charge         Paid by           Fees Paid by
Fund Class           Fiscal        Fund to              to           Underwriter to       Underwriter to
C Shares             Year          Underwriter      Underwriter           Firms          Affiliated Firms
--------             ----          -----------      -----------           -----          ----------------

Financial Services   1999             $125,064        $37,892           $123,614             $0
Fund
                     1998              $60,000         $7,000             $2,000         $2,000

High Return          1999           $3,718,706       $226,922         $4,036,037             $0
Equity Fund
                     1998           $2,588,000       $105,000         $2,886,000             --
                     1997             $901,000        $31,000         $1,417,000             --

Small Cap            1999             $540,324        $32,048           $596,138             $0
Value Fund
                     1998             $803,000        $40,000           $984,000             --
                    1997*             $392,000        $22,000           $677,000             --

Small Cap Relative   1999               $4,861         $4,714             $4,613             $0
Value Fund**
                    1998*                   $0             --                 --             --

U.S. Growth and      1999              $33,670         $1,808            $30,718             $0
Income Fund
                     1998              $12,000         $2,000           $256,000

Value Fund           1999              $41,401         $3,695            $39,091             $0
                     1998               $4,063           $127             $2,833             $0



            Other Distribution Expenses Paid by Underwriter
            -----------------------------------------------

                              Advertising                    Marketing       Misc.
Fund Class           Fiscal      and         Prospectus      and Sales     Operating   Interest
C Shares             Year     Literature      Printing       Expenses      Expenses     Expense
--------             ----     ----------      --------       --------      --------     -------

Financial Services   1999      $28,022         $2,380         $75,123      $21,034      $18,039
Fund
                     1998      $48,000         $6,000        $121,000      $17,000       $6,000

High Return          1999     $688,960        $63,105      $1,894,756     $233,751     $716,487
Equity Fund
                     1998     $956,000        $99,000      $1,915,000     $292,000     $428,000
                     1997     $565,000        $42,000      $1,309,000      $32,000     $150,000

Small Cap            1999      $67,936         $6,101        $184,287      $28,246     $243,035
Value Fund
                     1998     $296,000        $29,000        $540,000      $99,000     $185,000
                    1997*     $248,000        $19,000        $537,000      $10,000      $69,000

Small Cap Relative   1999         $707            $75          $1,842       $9,504         $578
Value Fund**
                    1998*           --             --          $1,000           --           --

U.S. Growth and      1999      $13,314         $1,462         $34,784      $22,635       $4,355
Income Fund
                     1998      $11,000         $1,000         $28,000       $9,000      $10,000

Value Fund           1999      $10,726         $1,214         $28,806       $8,113       $2,708
                     1998       $1,880           $273          $5,906       $7,228         $161


(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*    Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***  Amounts shown are after expense waiver.

Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. A Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI. In addition, KDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

The following information concerns the administrative services fee paid by each Fund for the fiscal years ended 1999, 1998 and 1997. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is presented for the periods since each Fund's commencement of operations, as noted below.


                                        Administrative Service Fees Paid by Fund
                                        ----------------------------------------
                                                                                                             Service Fees Paid
                            Fiscal                                                  Service Fees Paid by      by Administrator
Fund                         Year        Class A       Class B        Class C      Administrator to Firms    to Affiliated Firms
----                         ----        -------       -------        -------      ----------------------   --------------------


Contrarian Fund                1999                    $281,214       $39,577            $692,559                      $0
                                        $3781,798
                               1998      $263,000      $214,000       $23,000            $497,000                      $0
                              1997*      $146,000      $111,000       $10,000            $284,000                      --

Financial Services Fund        1999      $331,382      $207,060       $35,493            $516,335                      $0
                               1998      $123,000      $132,000       $20,000            $344,000                      $0

                                        Administrative Service Fees Paid by Fund
                                        ----------------------------------------
                                                                                                             Service Fees Paid
                            Fiscal                                                  Service Fees Paid by      by Administrator
Fund                         Year        Class A       Class B        Class C      Administrator to Firms    to Affiliated Firms
----                         ----        -------       -------        -------      ----------------------   --------------------

High Return Equity Fund        1999                  $5,526,066    $1,217,055         $12,510,859                      $0
                                       $5,529,190
                               1998    $4,407,000    $4,610,000      $872,000         $10,206,000                 $21,000
                              1997*    $1,732,000    $1,818,000      $299,000          $4,879,000                 $15,000

Small Cap Value Fund           1999      $971,235      $797,083      $178,416          $1,947,387                      $0
                               1998    $1,384,000    $1,099,000       $266,00          $2,586,000                  $5,000
                              1997*      $936,000      $577,000      $130,000          $2,042,000                  $5,000

Small   Cap    Relative        1999       $51,901       $15,453        $1,272             $71,419                      $0
Value Fund
                             1998**            $0         $0***         $0***              $2,000                      $0

U.S.  Growth and Income        1999       $38,650       $24,400        $9,014             $69,030                      $0
Fund
                               1998       $12,000        $6,000            $0            $256,000                      $0

Value Fund                     1999      $103,029       $69,886       $13,171            $183,094                      $0
                               1998       $11,901        $9,334        $1,346             $22,581                      $0

*    Amounts paid from January 1, 1997 through November 30, 1997

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***  Amounts shown are after expense waiver.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to KDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, each Fund will pay KDI an administrative service fee at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of a Fund's assets that is in accounts for which a firm of record provides administrative services.


Certain Board members or officers of the Funds are also directors or officers of the Advisor or KDI as indicated under "Officers and Board Members."


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT., State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds.


Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Relative Value Fund, Financial Services Fund, U.S. Growth and Income Fund. Scudder Service Corporation ("SSC") acts as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent of Value Fund.

For the Contrarian, High Return Equity and Small Cap Value Funds, IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For the Small Cap Relative Value Fund, KSvC receives as transfer agent as follows: prior to January 1, 1999,annual account fees at a maximum rate of $6 per account plus account set up, transaction, maintenance charges and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00

($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement.

Fund                                      Fees Paid to KSvC
----                                      -----------------
Contrarian Fund                                 $934,000
Financial Services Fund                        $465,000
High Return Equity Fund                       $10,911,000
Small Cap Value Fund                          $2,711,000
Small Cap Relative Value Fund                   $10,000
U.S. Growth and Income Fund                    $158,000


Fund                                       Fees Paid to SSC
----                                       ----------------
Value Fund                                    $2,711,000





INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, (except for Kemper Value Fund, which uses PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110) audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Small Cap Relative Value Fund, Financial Services Fund, U.S. Growth and Income Fund and Value Fund.

PURCHASE, Repurchase AND REDEMPTION OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


From January 1, 2000 to April 30, 2000 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter, intends to reallow certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.


The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                              Sales                Annual12b-1 Fees(as a % of
                                             Charge                average daily net assets)           Other Information
                                             ------                -------------------------           -----------------

Class A                           Maximum initial sales charge   None                            Initial sales charge waived
                                  of 5.75% of the public                                         or reduced for certain
                                  offering price                                                 purchases

Class B                           Maximum contingent deferred    0.75%                           Shares convert to Class A
                                  sales charge of 4% of                                          shares six years after
                                  redemption proceeds;                                           issuance
                                  declines to zero after six
                                  years

Class C                           Contingent deferred sales      0.75%                           No conversion feature
                                  charge of 1% of redemption
                                  proceeds for redemptions
                                  made during first year after
                                  purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                                    Sales Charge Allowed to
                                                As a Percentage              As a Percentage        Dealers as a Percentage
                                                      of                          of Net                       of
          Amount of Purchase                    Offering Price                 Asset Value*              Offering Price
          ------------------                    --------------                 ------------              --------------

Less than $50,000                                      5.75%                          6.10%                 5.20%
$50,000 but less than $100,000                         4.50                           4.71                  4.00
$100,000 but less than $250,000                        3.50                           3.63                  3.00
$250,000 but less than $500,000                        2.60                           2.67                  2.25
$500,000 but less than $1 million                      2.00                           2.04                  1.75
$1 million and over                                    0.00**                         0.00**                  ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.


Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative

Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of Class R shares of certain Scudder funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Advisor , its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors, and employees of service agents of the Funds; (d) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment Advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that
(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Contingent  Deferred  Sales  Charge--Large  Order  NAV  Purchase  Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.
-------------------------------------------------------------------------------
                                                               Contingent
                                                                Deferred
Year of Redemption After Purchase                             Sales Charge
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
First                                                              4%
-------------------------------------------------------------------------------
Second                                                             3%
-------------------------------------------------------------------------------
Third                                                              3%
-------------------------------------------------------------------------------
Fourth                                                             2%
-------------------------------------------------------------------------------
Fifth                                                              2%
-------------------------------------------------------------------------------
Sixth                                                              1%
-------------------------------------------------------------------------------


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1999 will be eligible for the 3% charge if redeemed on or after May 1, 2000. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES

Class A Shares--Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Funds Trust, Kemper Income Trust, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper New Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and
(c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSVC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

         Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

         403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

         Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax Advisors before establishing a retirement plan.

ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation is used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS AND TAXES

DIVIDENDS. The Contrarian Fund, High Return Equity Fund, and U.S. Growth and Income Fund normally distribute quarterly dividends of net investment income, the Financial Services Fund normally distributes semi-annual dividends of net investment income and the Small Cap Value Fund, Small Cap Relative Value Fund and Value Fund normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually to prevent application of a federal excise tax. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds.

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Funds may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

Income and capital gains dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gains dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)      To receive income and capital gain dividends in cash.

Any dividends a Fund that are reinvested normally will be reinvested in shares of the same class of that Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested without sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account balance of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same class of that Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of that Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

With respect to each Fund, the level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares of that Fund primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

TAXES. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be subject to federal income taxes to the extent its earnings are distributed. To so qualify, a Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).
Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains reported and the individual tax credit.

Certain foreign currency-related gains and losses earned by a Fund may be treated as ordinary income or loss.

The current position of the Internal Revenue Service is to treat a fund, such as the Funds, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Funds may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its net capital gain for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed net capital gain from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

To the extent that dividends from domestic corporations constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, Section 1259 of the Code may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, under Section 1233(h) of the Code, if a Fund enters into a short sale of property that becomes substantially worthless, that Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to such Fund each year, even though such Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain the qualification of such Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the applicable investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a shareholder or a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund are Maryland corporations. The Financial Services Fund, Small Cap Relative Value Fund, Value Fund and U.S. Growth and Income Fund are Massachusetts business trusts. Generally, each individual Fund should not be subject to income or franchise tax in the State of Maryland or the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of Fund shares.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

Retirement Plans

Shares of a Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

One of the tax-deferred retirement plan accounts that may hold shares of a Fund is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan also may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. One spouse also may contribute up to $2,000 per year to the other spouse's own IRA, even if the other spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least $4,000.

There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA also.

With a Roth  IRA,  an  individual  may make only  non-deductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an educational IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.

Please call your employer to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the

"ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.


A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

The figures below show performance information for various periods for each Fund. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

CONTRARIAN FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL RETURN      Fund Class    Fund Class     Fund Class
TABLE                     A Shares      B Shares       C Shares
-----                     --------      --------       --------


Life of Class (+)         13.35%       14.79%        14.69%
Ten Years                 13.02%          N/a           N/a
Five Years                18.68%          N/a           N/a
Three Years               12.28%       11.22%        11.10%
One Year                  -5.06%        -5.90%        -6.01%


(+) Since March 18, 1988 for Class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A -Not Available.

Financial Services FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL RETURN      Fund Class    Fund Class     Fund Class
TABLE                     A Shares      B Shares       C Shares
-----                     --------                     --------


Life of Class (+)         2.04%         1.17%         1.30%
Ten Years                   N/a           N/a           N/a
Five Years                  N/a           N/a           N/a
Three Years                 N/a           N/a           N/a
One Year                  1.95%         1.08%         1.09%


HIGH RETURN EQUITY FUND -- NOVEMBER 30, 1999

AVERAGE ANNUAL TOTAL           Fund Class       Fund Class       Fund Class
RETURN TABLE                    A Shares         B Shares         C Shares
------------                    --------         --------         --------


Life of Class (+)              16.38%          16.04%            16.09%
Ten Years                      15.96%             N/a               N/a
Five Years                     20.12%             N/a               N/a
Three Years                     9.47%           8.50%             8.54%
One Year                       -8.88%          -9.62%            -9.60%


(+)      Since March 18, 1988 for class A shares.  Since  September 11, 1995 for
         Class B
and Class C shares.

N/A - Not Available.

SMALL CAP VALUE FUND -- NOVEMBER 30, 1999

AVERAGE ANNUAL TOTAL RETURN        Fund Class       Fund Class       Fund Class
TABLE                               A Shares         B Shares         C Shares
-----                               --------         --------         --------


Life of Class (+)                 11.67%           4.94%             5.07%
Ten Years                            N/a             N/a               N/a
Five Years                        13.12%             N/a               N/a
Three Years                        0.34%          -0.54%            -0.44%
One Year                          -4.05%          -1.04%            -0.86%


(+) Since May 22, 1992 for Class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A - Not Available.

SMALL CAP RELATIVE VALUE FUND -- September 30, 1999

AVERAGE ANNUAL TOTAL RETURN        Fund Class        Fund Class       Fund Class
TABLE                               A Shares          B Shares         C Shares
-----                               --------          --------         --------


Life of Fund (+)                  -8.78%          -9.48%            -9.40%
One Year                          10.45%           9.55%             9.54%


(+) Since May 6, 1998 for Class A, B, and C shares.

U.S. Growth and Income Fund -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL RETURN      Fund Class    Fund Class     Fund Class
TABLE                     A Shares      B Shares       C Shares
-----                     --------      --------       --------


Life of Class (+)         4.23%         3.48%         3.44%
Ten Years                   N/a           N/a           N/a
Five Years                  N/a           N/a           N/a
Three Years                 N/a           N/a           N/a
One Year                 10.87%         9.96%         9.88%


VALUE FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL RETURN      Fund Class    Fund Class     Fund Class
TABLE                     A Shares      B Shares       C Shares
-----                     --------      --------       --------


Life of Class (+)         15.56%       -4.83%        -4.75%
Ten Years                    N/a          N/a           N/a
Five Years                18.50%          N/a           N/a
Three Years               17.29%          N/a           N/a
One Year                  13.04%       12.02%        12.06%




FOOTNOTES FOR ALL FUNDS

The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.

OFFICERS AND BOARD MEMBERS


The officers and Board members of the Funds, their birth dates, their principal occupations and their affiliations, if any, with the Advisor and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Scudder Kemper Investments, Inc.


All Funds except Value Fund:
----------------------------
                                                                                                 Position with
                                                                                                 Underwriter,
                                       Position               Principal                          Scudder Investor
Name, Age and Address                  with Fund              Occupation**                       Services, Inc.
---------------------                  ---------              ------------                       --------------


JAMES E. AKINS (10/15/26)              Board Member,          Consultant on International,       ----
2904 Garfield Terrace N.W.             Director of KVAL,      Political and Economic Affairs;
Washington, D.C.;                      Trustee of             formerly, a career United States
                                       Securities Trust       Foreign Service Officer; Energy
                                                              Advisor for the White House;
                                                              United States Ambassador to
                                                              Saudi Arabia, 1973-1976.

JAMES R. EDGAR (07/22/46)              Trustee                Distinguished Fellow, Institute    ----
1927 County Road, 150E,                                       of Government and Public
Seymour, Illinois;                                            Affairs, University of Illinois;
                                                              Director, Kemper Insurance
                                                              Companies; formerly, Governor of
                                                              the State of Illinois, 1991-1999.

                                       50

All Funds except Value Fund:
----------------------------
                                                                                                 Position with
                                                                                                 Underwriter,
                                       Position               Principal                          Scudder Investor
Name, Age and Address                  with Fund              Occupation**                       Services, Inc.
---------------------                  ---------              ------------                       --------------

ARTHUR R. GOTTSCHALK (2/13/25)         Trustee                Retired; formerly, President,      ----
10642 Brookridge Drive,                                       Illinois Manufacturers
Frankfort, Illinois;                                          Association; Trustee, Illinois
                                                              Masonic Medical Center;
                                                              formerly, Illinois State
                                                              Senator; formerly, Vice
                                                              President, The Reuben H.
                                                              Donnelley Corp.; formerly,
                                                              attorney.

FREDERICK T. KELSEY (4/25/27)          Trustee                Retired; formerly, consultant to   --
4010 Arbor Lane, Unit 102,                                    Goldman, Sachs & Co.; formerly,
Northfield, Illinois;                                         President, Treasurer and Trustee
                                                              of Institutional Liquid Assets
                                                              and its affiliated mutual funds;
                                                              Trustee of Northern
                                                              Institutional; formerly, Trustee
                                                              of the Pilot Funds.

THOMAS W. LITTAUER (4/26/55)##         Vice President,        Managing Director, Scudder         --
                                                              Kemper.
                                       Trustee and Chairman
                                       for Value Series only

FRED B. RENWICK (2/1/30)               Trustee                Professor of Finance, New York     --
3 Hanover Square,                                             University, Stern School of
New York, New York                                            Business; Director, TIFF
                                                              Industrial Program, Inc.;
                                                              Director, The Wartburg Home
                                                              Foundation; Chairman, Investment
                                                              Committee of Morehouse College
                                                              Board of Trustees; Chairman,
                                                              American Bible Society
                                                              Investment Committee; formerly,
                                                              member of the Investment
                                                              Committee of Atlanta University
                                                              Board of Trustees; formerly,
                                                              Director of Board of Pensions,
                                                              Evangelical Lutheran Church of
                                                              America.

JOHN G. WEITHERS (8/8/33)              Trustee                Retired; formerly, Chairman of     --
311 Spring Lake,                                              the Board and Chief Executive
Hinsdale, Illinois;                                           Officer, Chicago Stock Exchange;
                                                              Director, Federal Life Insurance
                                                              Company; President of the
                                                              Members of the Corporation and
                                                              Trustee, DePaul University.

                                       51

All Funds except Value Fund:
----------------------------
                                                                                                 Position with
                                                                                                 Underwriter,
                                       Position               Principal                          Scudder Investor
Name, Age and Address                  with Fund              Occupation**                       Services, Inc.
---------------------                  ---------              ------------                       --------------

MARK S. CASADY (9/21/60) +             President *            Managing Director, Scudder
                                                              Kemper.

PHILIP J. COLLORA (11/15/45)##         Vice President,        Senior Vice President, Scudder
                                       and Secretary.         Kemper

ANN M. McCREARY (11/6/56) ++           Vice President         Managing Director, Scudder
                                                              Kemper.

KATHRYN L. QUIRK (12/3/52)++           Vice President*        Managing Director, Scudder
                                                              Kemper.
                                       Trustee for Kemper
                                       Equity Trust and
                                       Kemper Securities
                                       Trust

LINDA J. WONDRACK (9/12/64) +          Vice President         Senior Vice President, Scudder
                                                              Kemper.

JOHN R. HEBBLE (6/27/58) +             Treasurer              Senior Vice President, Scudder     --
                                                              Kemper.

MAUREEN E. KANE                        Assistant Secretary    Vice President, Scudder Kemper.    --
(2/14/62) +


BRENDA LYONS (2/21/63) +               Assistant Treasurer    Senior Vice President, Scudder     --
                                                              Kemper.

CAROLINE PEARSON (4/1/62)+             Assistant Secretary    Senior Vice President,  Scudder    --
                                                              Kemper; formerly, Associate,
                                                              Dechert Price & Rhoads (law
                                                              firm) 1989 to 1997


THOMAS F. SASSI (11/7/42) ++           Vice President,        Managing Director, Scudder         --
                                       Kemper Value Series,   Kemper; formerly, consultant
                                       Inc. only:             with an unaffiliated investment
                                                              consulting firm and an officer
                                                              of an unaffiliated investment
                                                              banking firm from 1993 to 1996

JAMES M. EYSENBACH (4/1/62)@           Vice President,        Senior Vice President, Scudder     --
                                       Kemper Securities      Kemper.
                                       Trust and Value
                                       Series:

                                       52

All Funds except Value Fund:
----------------------------
                                                                                                 Position with
                                                                                                 Underwriter,
                                       Position               Principal                          Scudder Investor
Name, Age and Address                  with Fund              Occupation**                       Services, Inc.
---------------------                  ---------              ------------                       --------------

KATHLEEN T. MILLARD (12/30/60)++       Vice President,        Managing Director of Scudder       --
                                       Securities Trust Only  Kemper Investments

WILLIAM F. TRUSCOTT                    Vice President,        Vice President, Scudder Kemper.    --
(9/14/60)


Value Fund only:
----------------
                                                                                               Position with
                                                                                               Underwriter,
                                       Position             Principal                         Scudder Investor
Name, Age and Address                  With Trust          Occupation**                       Services, Inc.
---------------------                  ----------          ------------                       --------------

Lynn  S. Birdsong (52)*#++             President            Managing Director , Scudder          Senior Vice President
                                                             Kemper

Paul Bancroft III (68)                 Honorary Trustee      Venture Capitalist and              --
79 Pine Lane                                                 Consultant; Retired President,
Box 6639                                                     Chief Executive Officer and
Snowmass Village, CO 81615                                   Director, Bessemer Securities
                                                             Corporation

Sheryle J. Bolton (52)                 Trustee               Chief Executive Officer and         --
Scientific Learning Corporation                              Director, Scientific Learning
1995 University Ave.                                         Corporation, Former President
Suite 400                                                    and Chief Operating Officer,
San Francisco, CA 94704                                      Physicians Online, Inc.
                                                             (electronic transmission of
                                                             clinical information for
                                                             physicians (1994-1995); Member,
                                                             Senior Management Team,
                                                             Rockefeller & Co. (1990-1993)

William T. Burgin (55)                 Trustee               General Partner, Bessemer           --
83 Walnut Street                                             Venture Partners; General
Wellesley, MA 02481-2101                                     Partner, Deer & Company;
                                                             Director, James River Corp.;
                                                             Director Galile Corp., Director
                                                             of various privately held
                                                             companies

Keith R. Fox (44)                      Trustee               Private Equity Investor, Exeter     --
Exeter Capital Management Corporation                        Capital Management Corporation
10 East 53rd Street
New York, NY 10022

                                       53

Value Fund only:
----------------
                                                                                               Position with
                                                                                               Underwriter,
                                       Position             Principal                         Scudder Investor
Name, Age and Address                  With Trust          Occupation**                       Services, Inc.
---------------------                  ----------          ------------                       --------------

William H. Luers (69)                  Trustee               President, The Metropolitan
The Metropolitan Museum of Art                               Museum of Art (1986 to present)
1000 Fifth Avenue
New York, NY 10028

Kathryn L. Quirk (45)*#++              Trustee, Vice         Managing Director of Scudder       Senior Vice President,
                                       President and         Kemper Investments, Inc.           Chief Legal Officer and
                                       Assistant Secretary                                      Assistant Clerk

Joan E. Spero (54)                     Trustee               President, The Doris Duke           __
Doris Duke Charitable Foundation                             Charitable Foundation (1997 to
650 Fifth Avenue - 19th Floor                                present), Undersecretary of
New York, NY 10019                                           State for Economic, Business and
                                                             Agricultural Affairs, (1993-1997)

Thomas J. Devine (71)                  Honorary Trustee      Consultant                          __
450 Park Avenue
New York, NY 10022

Wilson Nolen (71)                      Honorary Trustee      Consultant, June 1989 to
1120 Fifth Avenue                                            present, Corporate Vice
New York, NY 10128-0144                                      President of Becton, Dickinson &
                                                             Company (manufacturer of medical
                                                             and scientific products),
                                                             from 1973 to June 1989

Robert G. Stone, Jr. (75)              Honorary Trustee      Chairman Emeritus and Director,     --
405 Lexington Avenue                                         Kirby Corporation (inland and
39th Floor                                                   offshore marine transportation
New York, NY  10174                                          and diesel repairs)

Ann M. McCreary (48)++                 Vice President        Managing Director of Scudder        __
                                                             Kemper Investments, Inc.

Kathleen T. Millard (37)++             Vice President        Managing Director of Scudder        --
                                                             Kemper Investments, Inc.

John Millette (37)                     Vice President and    Assistant Vice President of         --
                                       Secretary             Scudder Kemper Investments, Inc.
                                                             since September 1994; previously
                                                             employed by the law firm Kaye,
                                                             Scholer, Fierman, Hays & Handler


John R. Hebble (40)+                   Treasurer             Senior Vice President of Scudder    --
                                                             Kemper Investments, Inc.

                                       54

Value Fund only:
----------------
                                                                                               Position with
                                                                                               Underwriter,
                                       Position              Principal                         Scudder Investor
Name, Age and Address                  With Trust            Occupation**                      Services, Inc.
---------------------                  ----------            ------------                      --------------

Caroline Pearson (36)+                 Assistant Secretary   Senior Vice President of Scudder    --
                                                             Kemper Investments, Inc.;
                                                             Associate, Dechert Price &
                                                             Rhoads (law firm) 1989-1997

Robert D. Tymoczko (29)&               Vice President        Assistant Vice President of         --
                                                             Scudder Kemper Investments, Inc.
                                                             since August, 1997; previously
                                                             employed by The Law & Economics
                                                             Consulting Group, Inc. as an
                                                             economic consultant.

Lois R. Roman (35)                     Vice President        Senior Vice President of Scudder    --
                                                             Kemper Investments, Inc.



* Mr. Birdsong and Ms. Quirk are considered by the Trust and its counsel to be persons who are "interested persons" of the Advisor or of the Trust (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
# Mr. Birdsong and Ms. Quirk are members of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
##       Address: 222 South Riverside Plaza, Chicago, Illinois.
+        Address:  Two International Place, Boston, Massachusetts
++       Address:  345 Park Avenue, New York, New York
@        Address:  333 South Hope Street, Los Angeles, California

&        Address:  101 California Street, Suite 4100, San Francisco, CA 94111



*    "Interested persons" as defined in the 1940 Act.


         The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVAL") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 1999 through November 30, 1999. The table below also shows amounts from Kemper Securities Trust (the "Trust"), including amounts from Small Cap Relative Value Fund and U.S. Growth and Income Fund, paid or accrued to such trustees for the fiscal period ended September 30, 1999. The total compensation from the Kemper Fund complex is for the 1999 calendar year.




                                                              U.S.
                                                Small Cap    Growth
                                                 Relative     and        Kemper Securities
Name of Trustee                     Kemper         Value     Income           Trust
---------------                     Equity         -----     ------           -----
                                    Trust*
                                    ------

James E. Akins                      $3,000         $900         $3,300        $4,200


                                       55

                                                              U.S.
                                                Small Cap    Growth
                                                 Relative     and        Kemper Securities
Name of Trustee                     Kemper         Value     Income           Trust
---------------                     Equity         -----     ------           -----
                                    Trust*
                                    ------

James R. Edgar                      $1,600         $700          $700         $1,400

Arthur R. Gottschalk                $3,700         $900         $3,900        $4,800

Frederick T. Kelsey                 $3,100        $1,100        $3,400        $4,500

Fred B. Renwick                     $2,900         $900         $3,200        $4,100

John G. Weithers                    $3,000         $900         $3,400        $4,300



* Compensation paid for Financial Services Fund is the same as for Kemper Equity Trust. Financial Services Fund is the only series of Kemper Equity Trust.




                                                                         Kemper            Total
                                                                         Value          Compensation
                                Contrarian  High Return     Small Cap    Series      Kemper Funds Paid
Name of Trustee                    Fund        Equity         Value        Trust       to Trustees**
---------------                    ----        ------         -----        -----       -------------


James E. Akins                   $2,200       $25,600        $5,500       $33,300         $168,700

James R. Edgar                   $1,700       $13,800        $3,400       $18,900          $84,600

Arthur R. Gottschalk*            $2,000       $25,900        $6,700       $34,600         $166,600

Frederick T. Kelsey              $2,400       $25,700        $5,700       $33,800         $168,700

Fred B. Renwick                  $2,200       $25,600        $5,500       $33,300         $168,700

John G. Weithers                 $2,200       $25,600        $5,500       $33,300         $171,200



* Includes deferred fees and interest pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market fund. The total deferred amount and interest accrued for the fiscal year ended November 30, 1999 for KVS is $66,700 for Mr. Gottschalk.

** Includes compensation for service on the boards of 15 Kemper funds with 53 fund portfolios. Each board member currently serves as a board member of 15 Kemper Funds with 53 fund portfolios.


                                     Value Equity Trust*                        All Scudder Funds
                                     -------------------                        -----------------

                                  Paid by             Paid by          Paid by               Paid by
Name                             the Trust         the Advisor(1)      the Funds          The Advisor(1)
----                             ---------         --------------      ---------          --------------


Paul Bancroft III,               $14,750               $850         $174,200 (23       $ 8,925 (23 funds)
Honorary Trustee+                                                       funds)


Sheryle J. Bolton,                $14,750              $0.00           $149,050           $0.00 (23 funds)
Trustee**                                                             (23 funds)

                                       56

                                     Value Equity Trust*                        All Scudder Funds
                                     -------------------                        -----------------

                                  Paid by             Paid by          Paid by               Paid by
Name                             the Trust         the Advisor(1)      the Funds          The Advisor(1)
----                             ---------         --------------      ---------          --------------

William T. Burgin,                $14,750               $850           $150,950          $8,925 (23 funds)
Trustee                                                               (23 funds)

Thomas J. Devine,                 $16,650               $850           $178,000          $8,925 (24 funds)
Honorary Trustee+                                                     (24 funds)

Keith R. Fox,                     $17,150               $850           $172,350          $8,925 (21 funds)
Trustee                                                               (21 funds)

William H. Luers,                 $13,250               $850           $157,050          $8,925 (24 funds)
Trustee**                                                             (24 funds)

Wilson Nolen,                     $14,750               $850           $189,075          $6,375 (24 funds)
Honorary Trustee+                                                     (24 funds)

Joan E. Spero,***                  $2,685              $0.00            $29,736          $0.00 (21 funds)
Trustee                                                               (21 funds)

Robert G. Stone, Jr.               $0.00               $0.00            $8,000#           $0.00 (1 fund)
Honorary Trustee                                                       (1 fund)

(1) The Advisor paid the compensation to the Trustees for meetings associated with the Advisor's alliance with Zurich Insurance Company. See "Investment Advisor" for additional information.
* Value Equity Trust consists of two funds: Scudder Large Company Value Fund and Value Fund.
**       Elected as Trustee of the Trust in October 1997.
***      Elected as Trustee of the Trust in September 1998.

+        Elected as an Honorary Trustee  after serving as a Trustee.

#        Includes  pension or  retirement  benefits  received as Director of The
         Japan Fund.

         Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.





Principal Holders of Securities

As of December 31, 1999 the officers and Board members as a group owned less than 1% of each Fund, and the following owned of record more than 5% of the outstanding stock of the funds, as set forth below.


Kemper Small Cap Relative Value Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments, Inc.                      A                                 18.95
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------


                                       57

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------

National Financial  Services Corp.                    A                                 12.82

FBO Gary Gainspoletti, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          A                                 13.81
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                A                                  8.61
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
Prudential Securities Inc.                            A                                  9.01
FBO DIMA Ventures Inc.
4199 Campus Drive
Irvine, CA  92612
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 16.62
FBO Timothy Grace
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 26.15
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      B                                 12.86
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  9.04

Omnibus  Account

200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  5.79
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------

PaineWebber                                           C                                  7.31
FBO Sharon & Leonard Lavinson,

JTWROS
301 Iris Road
Cherry Hill, NJ  08003
------------------------------------- ----------------------------------- -----------------------------------


                                       58

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------

Weiland Precision Machin Inc, 401K                    C                                  7.22
FBO Charles Weiland, TTEE
34678 Hickory Lane

Wildomar, CA  92595
------------------------------------- ----------------------------------- -----------------------------------


Kemper Value Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  5.34
FBO Janet Garvey
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          A                                  6.88
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 10.30
FBO Mina Slusher, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 13.00
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  6.60
FBO Francea Downs, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  8.24
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------


Kemper-Dreman Financial Services Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          A                                 13.94
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------


                                       59

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                 11.21
FBO Melissa & Kevin Krivohlavek
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Olde Discount                                         A                                  5.32
751 Griswold Street
Detroit, MI  48226
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 10.99
FBO Stanley Sulc
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 15.77
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      B                                  5.61
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                B                                  8.97
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  5.86
FBO Tracy & Kathleen Carroll
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                 16.28
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      C                                  9.50
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------


                                       60

Kemper Contrarian Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Scudder Trust Company                                 A                                 12.97
FBO Angelo Lafrate Construction Co.
&
Angelo's Crushed Concrete 401K
P.O. Box 957
Salem, NH  03079
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                  8.04
FBO Anthony Lentine, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  8.23
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  8.38
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      C                                 13.29
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------


Kemper-Dreman High Return Equity Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  8.51
FBO Shirley Hori
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          A                                  7.03
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 12.13
FBO Samuel Shaver
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------


                                       61

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 11.10
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      B                                  6.21
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  8.55
FBO Gloria Montero
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  8.15
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      C                                 14.58
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  5.90
FBO Shirley Baumann
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 17.37
Money Purchase Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 64.58
Profit Sharing Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------




Kemper Small Cap Value Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  6.19
FBO Susan & John Shaw
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------


                                       62

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  7.01
FBO Susan & John Shaw
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 10.87

FBO  Martha McDaniel

200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 10.28
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      B                                  9.05
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  5.90
FBO Shirley Baumann
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  7.67
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      C                                 22.46
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 19.42
Money Purchase Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 67.15
Profit Sharing Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------

                                       63


Kemper U.S Growth & Income Fund

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  5.87
FBO Melissa & Kevin Krivohlavek
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Raymond James & Associates                            A                                  6.88
P.O. Box 12749
St. Petersburg, FL  33733
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 12.00

FBO  Martha Stevenson

200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  8.33
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  5.30
FBO Irvong Rossoff
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  5.96
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &                      C                                  6.80
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------


Kemper Value Fund

         As of December 31, 1999, 5.34% of the outstanding Kemper Class A shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Janet Garvey, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.88% of the outstanding Kemper Class A shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 10.30% of the outstanding Kemper Class B shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Mina Slusher, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 13.00% of the outstanding Kemper Class B shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.60% of the outstanding Kemper Class C shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Frances Downs, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 8.24% of the outstanding Kemper Class C shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

SHAREHOLDER RIGHTS


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. The Small Cap Relative Value Fund and U.S. Growth and Income Fund are each a series of Kemper Securities Trust formerly known as Kemper Growth and Income Fund) ("KST"). KST was organized as a business trust under the laws of Massachusetts on October 2, 1997. Financial Services Fund is a series of Kemper Equity Trust ("KET"). KET was organized as a business trust under the laws of Massachusetts on January 6, 1998. Value Fund is a series of Value Equity Trust ("VET", and together with KST and VET, the "Trusts"). VET was organized as a business trust under the laws of Massachusetts on October 16, 1985. VET's predecessor was organized as a Delaware corporation in May 1966. The Trusts may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board into classes of shares. Since KVS and the Trusts may offer multiple funds, each is known as a "series company." Currently, KVS offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of the Advisor and its affiliates; and (b) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Currently, the Trusts offer three classes of shares --Class A, Class B and Class C shares. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Boards of Trustees of the Trusts may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust.


The Funds' activities are supervised by KVS' or the Trusts' Boards of Directors or Trustees, as applicable.

Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.


The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS's outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Board members, or when voting by class is appropriate. The Trusts are not required to hold and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Subject to the Declarations of Trust and By Laws of the Trusts, shareholders may remove Trustees. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable. Under the Agreement and Declaration of Trust of each Trust, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of a Declaration of Trust (other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declarations of Trust, the By-laws of the Trusts, or any registration of a Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

The Trusts' Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any class by notice to the shareholders without shareholder approval.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or Funds, all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since each Trust may offer multiple Portfolios, they are known as a "series company." Currently, each Trust offers three classes of shares of the Fund. These are Class A, Class B and Class C. VET also offers Scudder shares of Value Fund. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

Master/Feeder Structure. The Board of Directors or Trustees of KVS and the Trusts may determine, without further shareholder approval, in the future that the objectives of the Funds would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gains or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

APPENDIX -- RATINGS OF INVESTMENTS

The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa and Aa rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Municipal bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories. Municipal bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating CI is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

The four highest ratings of Fitch Investors Service, Inc. ("Fitch") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated C are in imminent default in payment of interest or principal. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

The four highest ratings of Duff & Phelps Credit Rating Co. ("Duff") for municipal bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by Duff to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or interest payments.

The "debt securities" included in the discussions of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for municipal bonds.

Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but KFS will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's, Fitch or Duff for municipal bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.